EXHIBIT 99.1
                      FIRST UNION COMPUTATIONAL MATERIALS

                                      for

               FIRST UNION COMMERCIAL MORTGAGE SECURITIES, INC.

                           Commercial Mortgage Trust

         Commercial Mortgage Pass-Through Certificates, Series 1999-C2



                           UNDERWRITERS' STATEMENT
                            COMPUTATIONAL MATERIALS

                FIRST UNION NATIONAL BANK- CHASE MANHATTAN BANK
                           COMMERCIAL MORTGAGE TRUST
                 COMMERCIAL MORTGAGE PASS THROUGH CERTIFICATES
                                SERIES 1999-C2

The attached tables and statistical analysis (the "Computational Materials") are privileged and confidential and are intended for use by the addressee only. These Computational Materials are furnished to you solely by First Union Capital Markets Corp. and Chase Securities Inc. (collectively, the "Underwriter") and not by the issuer of the certificates identified above (the "Offered Certificates") or any other party. The issuer of the Offered Certificates has not prepared or taken part in the preparation of these materials. None of the Underwriters, the issuer of the Offered Certificates, or any other party makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission. The information herein may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. Numerous assumptions were used in preparing the Computational Materials which may or may not be stated herein. As such, no assurance can be given as to the accuracy, appropriateness or completeness of the Computational Materials in any particular context; or as to whether the Computational Materials reflect future performance. These Computational Materials should not be construed as either a prediction or as legal, tax, financial or accounting advice.

Any yields or weighted average lives shown in the Computational Materials are based on prepayment and other assumptions and actual experience may dramatically affect such yields or weighted average lives. In addition, it is possible that prepayments on the underlying assets will occur at rates slower or faster than the rates assumed in the attached Computational Materials. Furthermore, unless otherwise provided, the Computational Materials assume no losses on the underlying assets and no interest shortfall. The specific characteristics of the Offered Certificates may differ from those shown in the Computational Materials due to difference between the actual underlying assets and the hypothetical assets used in preparing the Computational Materials. The principal amount and designation of any security described in the Computational Materials are subject to change prior to issuance.

Although a registration statement (including the prospectus) relating to the Offered Certificates has been filed with the Securities and Exchange Commission and is effective, the final prospectus supplement relating to the Offered Certificates has not been filed with the Securities and Exchange Commission. This communication shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the Offered Certificates in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state. Prospective purchasers are referred to the final prospectus and prospectus supplement relating to the Offered Certificates for definitive terms of the Offered Certificates and the collateral.

Please be advised that mortgage-backed and/or asset-backed securities may not be appropriate for all investors. Potential investors must be willing to assume, among other things, market price volatility, prepayments, yield curve and interest rate risks. Investors should fully consider the risk of an investment in these Offered Certificates.

If you have received this communication in error, please notify the sending party immediately by telephone and return the original to such party by mail.


FUNCM99C2_1, Class A2--Price/Yield


CUSIP                            Face              $673,765,492.00   Settle at Pricing
Coupon               6.645       Original Balance  $673,765,492.00   Accrual begins       5/1/99
Delay                 14         Current Balance   $673,765,492.00   Factor Date           N/A
Stated Maturity       N/A        Factor                   1
Type                SEN FIX


YIELD CURVE:  Spread off interpolated node
3MO=4.761, 6MO=4.761, 1YR=4.761, 2YR=5.143, 3YR=5.212, 5YR=5.40, 10YR=5.515, 30YR=5.803


                                0CPR; Ext0mo
                               100% 0% rules;
                                  0CDR,30%
                               adv100% lag12;
                                     bp
Price                              Yield
------------------------------------------------

100.6475                           6.6067
100.71                             6.5977
100.7725                           6.5887
100.835                            6.5797
100.8975                           6.5708
100.96                             6.5618
101.0225                           6.5529
101.085                            6.5439
101.1475                           6.5350
101.21                             6.5261
101.2725                           6.5172
101.335                            6.5083
101.3975                           6.4994
101.46                             6.4905
101.5225                           6.4816
101.585                            6.4727
101.6475                           6.4638

--------------------------------------------------

Spread @ Center Price                103
                  WAL              9.57596
             Mod Durn               6.892
        Mod Convexity               0.575
      rincipal Window            Jun08 to Apr09
        Maturity #mos                119
    Total Collat Loss            0.00 (0.00%)

               Prepay               At 0 CPR
           No prepays            Include penalty
Lockout and penalties

Extension, if balloon                None
      Increase Coupon
      Pay Exten Princ

              Default              At 0 CDR
        Loss Severity                30%
    Servicer Advances           100% of P & I
         Recovery Lag               12 mos

  Optional Redemption           Calls ASAP (N)





Investors should read the Underwriters' Statement which accompanies these Computational Materials. Prospective investors are advised to carefully read, and should rely solely on, the final prospectus and prospectus supplement (the "Final Prospectus") relating to the certificates referred to herein (the "Offered Certificates") in making their investment decision. These Computational Materials have been based upon the assumptions described above, which most likely will not represent the actual experience of the Mortgage Pool in the future. No representation is made herein as to the actual rate or timing of principal payments or prepayments on any of the underlying Mortgage Loans in the Mortgage Pool or the actual performance characteristics of the Offered Certificates. Prior to making any investment decision, a prospective investor should receive and fully review the Final Prospectus.

NOTHING HEREIN SHOULD BE CONSIDERED AN OFFER TO SELL OR SOLICITATION OF AN OFFER TO BUY ANY OFFERED CERTIFICATES.




                            UNDERWRITERS' STATEMENT
                            COMPUTATIONAL MATERIALS

                FIRST UNION NATIONAL BANK- CHASE MANHATTAN BANK
                           COMMERCIAL MORTGAGE TRUST
                 COMMERCIAL MORTGAGE PASS THROUGH CERTIFICATES
                                 SERIES 1999-C2

THE ATTACHED TABLES AND STATISTICAL ANALYSIS (THE "COMPUTATIONAL MATERIALS") ARE PRIVILEGED AND CONFIDENTIAL AND ARE INTENDED FOR USE BY THE ADDRESSEE ONLY. THESE COMPUTATIONAL MATERIALS ARE FURNISHED TO YOU SOLELY BY FIRST UNION CAPITAL MARKETS CORP. AND CHASE SECURITIES INC. (COLLECTIVELY, THE "UNDERWRITER") AND NOT BY THE ISSUER OF THE CERTIFICATES IDENTIFIED ABOVE (THE "OFFERED CERTIFICATES") OR ANY OTHER PARTY. THE ISSUER OF THE OFFERED CERTIFICATES HAS NOT PREPARED OR TAKEN PART IN THE PREPARATION OF THESE MATERIALS. NONE OF THE UNDERWRITERS, THE ISSUER OF THE OFFERED CERTIFICATES, OR ANY OTHER PARTY MAKES ANY REPRESENTATION AS TO THE ACCURACY OR COMPLETENESS OF THE INFORMATION HEREIN. THE INFORMATION HEREIN IS PRELIMINARY, AND WILL BE SUPERSEDED BY THE APPLICABLE PROSPECTUS SUPPLEMENT AND BY ANY OTHER INFORMATION SUBSEQUENTLY FILED WITH THE SECURITIES AND EXCHANGE COMMISSION. THE INFORMATION HEREIN MAY NOT BE PROVIDED TO ANY THIRD PARTY OTHER THAN THE ADDRESSEE'S LEGAL, TAX, FINANCIAL AND/OR ACCOUNTING ADVISORS FOR THE PURPOSES OF EVALUATING SUCH INFORMATION.
NUMEROUS ASSUMPTIONS WERE USED IN PREPARING THE COMPUTATIONAL MATERIALS WHICH MAY OR MAY NOT BE STATED HEREIN. AS SUCH, NO ASSURANCE CAN BE GIVEN AS TO THE ACCURACY, APPROPRIATENESS OR COMPLETENESS OF THE COMPUTATIONAL MATERIALS IN ANY PARTICULAR CONTEXT; OR AS TO WHETHER THE COMPUTATIONAL MATERIALS REFLECT FUTURE PERFORMANCE. THESE COMPUTATIONAL MATERIALS SHOULD NOT BE CONSTRUED AS EITHER A PREDICTION OR AS LEGAL, TAX, FINANCIAL OR ACCOUNTING ADVICE.
ANY YIELDS OR WEIGHTED AVERAGE LIVES SHOWN IN THE COMPUTATIONAL MATERIALS ARE BASED ON PREPAYMENT AND OTHER ASSUMPTIONS AND ACTUAL EXPERIENCE MAY DRAMATICALLY AFFECT SUCH YIELDS OR WEIGHTED AVERAGE LIVES.
IN ADDITION, IT IS POSSIBLE THAT PREPAYMENTS ON THE UNDERLYING ASSETS WILL OCCUR AT RATES SLOWER OR FASTER THAN THE RATES ASSUMED IN THE ATTACHED COMPUTATIONAL MATERIALS. FURTHERMORE, UNLESS OTHERWISE PROVIDED, THE COMPUTATIONAL MATERIALS ASSUME NO LOSSES ON THE UNDERLYING ASSETS AND NO INTEREST SHORTFALL. THE SPECIFIC CHARACTERISTICS OF THE OFFERED CERTIFICATES MAY DIFFER FROM THOSE SHOWN IN THE COMPUTATIONAL MATERIALS DUE TO DIFFERENCE BETWEEN THE ACTUAL UNDERLYING ASSETS AND THE HYPOTHETICAL ASSETS USED IN PREPARING THE COMPUTATIONAL MATERIALS. THE PRINCIPAL AMOUNT AND DESIGNATION
OF ANY SECURITY DESCRIBED IN THE COMPUTATIONAL MATERIALS ARE SUBJECT TO CHANGE PRIOR TO ISSUANCE.
ALTHOUGH A REGISTRATION STATEMENT (INCLUDING THE PROSPECTUS) RELATING TO THE OFFERED CERTIFICATES HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION AND IS EFFECTIVE, THE FINAL PROSPECTUS SUPPLEMENT RELATING TO THE OFFERED CERTIFICATES HAS NOT BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION. THIS COMMUNICATION SHALL NOT CONSTITUTE AN OFFER TO SELL OR THE SOLICITATION OF AN OFFER TO BUY NOR SHALL THERE BE ANY SALE OF THE OFFERED CERTIFICATES IN ANY STATE IN WHICH SUCH OFFER, SOLICITATION OR SALE WOULD BE UNLAWFUL PRIOR TO REGISTRATION OR QUALIFICATION UNDER THE SECURITIES LAWS OF ANY SUCH STATE. PROSPECTIVE PURCHASERS ARE REFERRED TO THE FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT RELATING TO THE OFFERED CERTIFICATES FOR DEFINITIVE TERMS OF THE OFFERED CERTIFICATES AND THE COLLATERAL.
PLEASE BE ADVISED THAT MORTGAGE-BACKED AND/OR ASSET-BACKED SECURITIES MAY NOT BE APPROPRIATE FOR ALL INVESTORS. POTENTIAL INVESTORS MUST BE WILLING TO ASSUME, AMONG OTHER THINGS, MARKET PRICE VOLATILITY, PREPAYMENTS, YIELD CURVE AND INTEREST RATE RISKS. INVESTORS SHOULD FULLY CONSIDER THE RISK OF AN INVESTMENT IN THESE OFFERED CERTIFICATES.
IF YOU HAVE RECEIVED THIS COMMUNICATION IN ERROR, PLEASE NOTIFY THE SENDING PARTY IMMEDIATELY BY TELEPHONE AND RETURN THE ORIGINAL TO SUCH PARTY BY MAIL.

FUNCM99C2-RED, CLASS I0--PRICE/YIELD

CUSIP                         Face               $1,181,529,533.00    Settle at Pricing
Coupon              0.0025    Original Balance   $1,181,529,533.00    Accrual begins       5/l/99
Delay                 14      Current Balance    $1,181,529,533.00    Factor Date          N/A
Stated Maturity       N/A     Factor                   1
Type              SEN WAC 10
YIELD CURVE: Spread off interpolated node
3MO=4.776, 6MO=4.776, 1YR=4.776,2YR=5.071, 3YR=5.12133333333, 5YR=5.222, 10YR=5.357, 30YR=5.677

                           OCPR; EXT0MO      OCPR; EXTOMO          OCPR; EXT0MO             OCPR; EXT0MO
                          100% 0% RULES;    100% 0% RULES;        100% 0% RULES;           100% 0% RULES;
                            OCDR, 0%           1CDR,25%              2CDR,25%                 3CDR,25%
                          ADV100% LAG12;    ADV100% LAG12;        ADV100% LAG12;           ADV100% LAG12;
          PRICE                BP                 BP                    BP                       BP
                              Yield
          5-00+              10.2327           9.1267                8.0049                  6.8703
          5-01               10.1568           9.0508                7.9290                  6,7943
          5-01+              10,0813           8.9753                7.8535                  6,7187
          5-02               10.0061           8.9002                7.7783                  6.6434
          5-02+              9.9314            8.8255                7.7036                  6.5686
          5-03               9.8570            8.7512                7,6292                  6.4942
          5-03+              9.7830            8.6772                7,5552                  6.4201
          5-04               9.7094            6.6036                7.4816                  6+3464
          5-04+              9.6361            8.6304                7.4084                  6.2731
          5-05               9.5632            8.4576                7.3355                  6.2001
          5-05+              9.4907            8.3851                7+2630                  6.1276
          5-06               9.4185            8.3130                7+1909                  6.0553
          5-06+              9.3467            8.2413                7.1191                  5.9835
          5-07               9.2752            8.1699                7.0477                  5,9120
          5-07+              9.2041            8.0988                6.9766                  5.8409
          5-08               9,1334            8.0281                6.9059                  5.7701
          5-08+              9.0630            7.9578                6.8355                  5.6996

 Spread @ Center Price         429               320                   209                      96
                   WAL       9.48647           9.09821               8.73210                 8.8665
              Mod Durn        4.119             4.122                 4.120                   4.116
         Mod Convexity        0.265             0.267                 0.267                   0.267
      Principal Window   Jun99 to Feb29      Jun99 to Feb29        Jun99 to Feb29           Jun99 to Feb29
         Maturity #mos         357                357                  357                     357
     Total Collat Loss    0.00 (0.00%)       628,553.98 (4.00%)   7,226,544.33 (4.00%)    962,993.52 (5.75%)

                Prepay    At 0 CPR              At 0 CPR              At 0 CPR                At 0 CPR
            No prepays
 Lockout and penalties   Include penalty     Include penalty          Include penalty        Include penalty

 Extension, if balloon       None               None                      None                 None
       Increase Coupon
       Pay Exten Princ

               Default   At 0 CDR              At 0 CDR                 At 0 CDR               At 0 CDR
         Loss Severity     0.25                  0.25                     0.25                   25%
     Servicer Advances   100% of P & I       100% of P & I            100% of P & I          100% of P & I
          Recovery Lag     12 mos              12 mos                   12 mos                 12 mos

   Optional Redemption

Investors should read the Underwriters' Statement which accompanies these Computational Materials.
Prospective investors are advised to carefully read, and should rely solely on, the final prospectus and prospectus supplement (the "Final Prospectus") relating to the certificates referred to herein (the "Offered Certificates") in making their investment decision. These Computational Materials have been based upon the assumptions described above, which most likely will not represent the actual experience of the Mortgage Pool in the future. No representation is made herein as to the actual rate or timing of principal payments or prepayments on any of the underlying Mortgage Loans in the Mortgage Pool or the actual performance characteristics of the Offered Certificates. Prior to making any investment decision, a prospective investor should receive and fully review the Final Prospectus. NOTHING HEREIN SHOULD BE CONSIDERED AN OFFER TO SELL OR SOLICITATION OF AN OFFER TO BUY ANY OFFERED CERTIFICATES.

FUNCM99C2-RED, CLASS I0--PRICE/YIELD

CUSIP                         Face               $1,181,529,533.00    Settle at Pricing
Coupon              0.0025    Original Balance   $1,181,529,533.00    Accrual begins       5/l/99
Delay                 14      Current Balance    $1,181,529,533.00    Factor Date          N/A
Stated Maturity       N/A     Factor                   1
Type              SEN WAC 10
YIELD CURVE: Spread off interpolated node
3MO=4.776, 6MO=4.776, 1YR=4.776,2YR=5.071, 3YR=5.12133333333, 5YR=5.222, 10YR=5.357, 30YR=5.677


                           OCPR; EXT0MO     5OCPR; EXTOMO        10OCPR YM; EXT0MO         100CPR; EXT0MO      100CPR; EXT0MO
                          100% 0% RULES;    100% 0% RULES;        100% 0% RULES;           100% 0% RULES;      100% 0% RULES;
                            OCDR,0%            0CDR, 0%              0CDR, 0%                 0CDR, 0%            0CDR, 0%
                          ADV1OO% LAG12;    ADV1OO% LAG12;        ADV1OO% LAG12;           ADV1OO% LAG12;      ADV1OO% LAG12;
          PRICE               OBP                OBP                   OBP                      OBP               200BP
                              Yield                                                            Yield               Yield
          5-00+               10.2327           10.1330               9.8897                  11.0950               8.4535
          5-01                10.1568           10.0565               9.8128                  11.0074               8.3756
          5-01-               10.0813            9.9804               9.7362                  10.9203               8+2982
          5-02                10.0061            9.9048               9.6600                  10.8336               8+2212
          5-02+                9.9314            9.8295               9.5843                  10.7474               8.1446
          5-03                 9.8570            9.7546               9.5089                  10.6617               8.0684
          5-03+                9.7830            9.6800               9.4339                  10.5764               7.9925
          5-04                 9.7094            9.6059               9.3592                  10.4916               7.9171
          5-04+                9.6361            9.5321               9.2849                  10.4072               7.8420
          5-05                 9.5632            9.4587               9.2110                  10.3232               7.7673
          5-05+                9.4907            9,3856               9.1375                  10.2397               7.6930
          5-06                 9.4185            9.3129               9.0643                  10.1566               7.6190
          5-06+                9.3467            9+2406               8.9915                  10.0740               7.5455
          5-07                 9.2752            9.1686               8.9191                   9.9917               7+4722
          5-07+                9.2041            9.0969               8.8470                   9.9099               7.3994
          5-08                 9.1334            9.0256               8.7752                   9.8285               7.3269
          5-08+                9.0630            8.9547               8.7038                   9.7476               7.2548

 Spread @ Center Price          429               419                   395                      509                  53
                   WAL         9.48647           9.41364              9.24419                  8.48529              8.48529
              Mod Durn          4.119             4.089                4.063                    3.576                4.019
         Mod Convexity          0.265             0.259                0.255                    0.207                0.254
      Principal Window   Jun99 to Feb29      Jun99 to Jul27        Jun99 to Sep23           Jun99 to Sep23        Jun99 to Sep23
         Maturity #mos          357               338                   292                      292                  292
     Total Collat Loss    0.00 (0.00%)       0.00 (0.00%)          0.00 (0.00%)             0.00 (0.00%)           0.00 (0.00%)

                Prepay      At 0 CPR           At 50 CPR            At 100 CPR                At 100 CPR             At 100 CPR
            No prepays                        During any YM         During any YM
 Lockout and penalties   Include penalty      Include penalty      Include penalty         Include penalty        Include penalty
 Extension, if balloon        None                None                  None                    None                   None
       Increase Coupon
       Pay Exten Princ

               Default     At 0 CDR              At 0 CDR             At 0 CDR                 At 0 CDR              At 0 CDR
         Loss Severity        0                     0                    0                        0                     0%
     Servicer Advances   100% of P & I         100% of P & I       100% of P & I            100% of P & I          100% of P  & I
          Recovery Lag      12 mos                12 mos              12 mos                   0 mos                 0 mos

   Optional Redemption

             Shock(bp)        0                     0                    0                      200                     0


TABLE CONT.

                           OCPR; EXT0MO      OCPR; EXTOMO          OCPR; EXT0MO             OCPR; EXT0MO
                          100% 0% RULES;    100% 0% RULES;        100% 0% RULES;           100% 0% RULES;
                            OCDR,0%            1CDR,25%              2CDR,25%                 3CDR,25%
                          ADV1OO% LAG12;    ADV1OO% LAG12;        ADV1OO% LAG12;           ADV1OO% LAG12;
          PRICE               OBP                OBP                   OBP                      OBP
          5-00+               8.8844            8.3354                7.5314                  10.1330
          5-01                8.8080            8.2595                7.4565                  10,0565
          5-01-               8.7320            8.1840                7.3819                   9.9804
          5-02                8.6564            8.1089                7.3078                   9.9048
          5-02+               8~5812            8~0342                7.2340                   9+8295
          5-03                8.5064            7.9599                7.1605                   9+7546
          5-03+               8.4319            7.8859                7,0875                   9.6800
          5-04                8.3579            7.8123                7.0148                   9.6059
          5-04+               8.2842            7.7391                6.9425                   9.6321
          5-05                8.2108            7.6662                6~8705                   9.4587
          5-05+               8.1379            7.5937                6+7989                   9.3856
          5-06                8.0653            7.5216                6.7277                   9.3129
          5-06+               7.9930            7.4498                6.6568                   9.2406
          5-07                7.9211            7~3784                6.5862                   9.1686
          5-07+               7.8496            7.3073                6.5160                   9.0969
          5-08                7.7784            7.2366                6.4462                   9+0256
          5-08+               7.7076            7.1662                6.3767                   8,9547

 Spread @ Center Price          296               242                    163                      419
                   WAL        8.95024           8.77285               8.48529                  9.41364
              Mod Durn         4.094             4.121                 4.172                    4.089
         Mod Convexity         0.261             O.265                 0.271                    0.259
      Principal Window   Jun99 to Feb29      Jun99 to Dec26        Jun99 to Sep23           Jun99 to Jul27
         Maturity #mos          357               331                   292                      338
     Total Collat Loss   0.00 (0.00%)         0.00 (0.00%)          0.00 (0.00%)             0000 (0+00%)

                Prepay     At 25 CPR           At 50 CPR             At 100 CPR               At 50 CPR
                                                                                             During pts>2,
            No prepays                                                                        any YM
 Lockout and penalties   Exclude penalty     Exclude penalty       Include penalty          Include penalty

 Extension, if balloon        None                None                  None                     None
       Increase Coupon
       Pay Exten Princ

               Default      At 0 CDR           At 0 CDR               At 0 CDR                 At 0 CDR
         Loss Severity         0%                 0%                     0%                       0%
     Servicer Advances    100% of P & I      100% of P & I         100% of P & I            100% of P & I
          Recovery Lag       12 mos             12 mos                12 mos                   12 mos

   Optional Redemption

            Shock (bp)         0                  0                     0                       0



Investors should read the Underwriters' Statement which accompanies these Computational Materials.
Prospective investors are advised to carefully read, and should rely solely on, the final prospectus and prospectus supplement (the "Final Prospectus") relating to the certificates referred to herein (the "Offered Certificates") in making their investment decision. These Computational Matedals have been based upon the assumptions described above, which most likely will not represent the actual experience of the Mortgage Pool in the future. No representation is made herein as to the actual rate or timing of principal payments or prepayments on any of the underlying Mortgage Loans in the Mortgage Pool or the actual performance characteristics of the Offered Certificates, Prior to making any investment decision, a prospective investor should receive and fully review the Final Prospectus. NOTHING HEREIN SHOULD BE CONSIDERED AN OFFER TO SELL OR SOLICITATION OF AN OFFER TO BUY ANY OFFERED CERTIFICATES.

FUNCM99C2-RED, CLASS I0--PRICE/YIELD

CUSIP                         Face               $1,181,529,533.00    Settle at Pricing
Coupon              0.0025    Original Balance   $1,181,529,533.00    Accrual begins       5/l/99
Delay                 14      Current Balance    $1,181,529,533.00    Factor Date          N/A
Stated Maturity       N/A     Factor                   1
Type              SEN WAC 10
YIELD CURVE: Spread off interpolated node
3MO=4.776, 6MO=4.776, 1YR=4.776,2YR=5.071, 3YR=5.12133333333, 5YR=5.222, 10YR=5.357, 30YR=5.677

                          OCPR; EXT0MO       OCPR; EXT0MO
                          100% 0% RULES;     100% 0% RULES;
                            1CDR,25%           1CDR,35%
                          ADV100% LAG12,     ADV100% LAG12;
      PRICE                    BP               BP
                              Yield

      5-00+                  9.1267           9.0393
      5-01                   9.0508           8.9633
      5-01+                  8.9753           8.8877
      5-02                   8.9002           8.8125
      5-02+                  8.8255           8.7377
      5-03                   8.7512           8.6633
      5-03+                  8.6772           8+5892
      5-04                   8+6036           8.5155
      5-04+                  8.5304           8.4422
      5-05                   8.4576           8.3692
      5-05+                  8.3851           8.2966
      5-06                   8.3130           8.2244
      5-06+                  8.2413           8.1526
      5-07                   8.1699           8.0811
      5-07+                  8.0988           8.0099
      5-08                   8.0281           7.9391
      5-08+                  7.9578           7.8686

 Spread @ Center Price          320            311
                   WAL       9.09821          9.09821
              Mod Durn        4.122            4.116
         Mod Convexity        0.267            0.266
      Principal Window   Jun99 to Feb29    Jun99 to Feb29
         Maturity #mos          357            357
     Total Collat Loss  ,628,553.98 (2.08) ,478,782.06 (2.92%)

                Prepay      At 0 CPR         At 0 CPR
            No prepays
 Lockout and penalties   Include penalty    Include penalty

 Extension, if balloon        None              None
       Increase Coupon
       Pay Exten Princ

               Default   At 1 CDR            AT 1 CDR
         Loss Severity       0.25              0.35
     Servicer Advances  100% of P & I        100% of P & I
          Recovery Lag     12 mos              12 mos

   Optional Redemption



Investors should read the Underwriters' Statement which accompanies these Computational Materials.
Prospective investors are advised to carefully read, and should rely solely on, the final prospectus and prospectus supplement (the "Final Prospectus") relating to the certificates referred to herein (the "Offered Certificates") in making their investment decision. These Computational Materials have been based upon the assumptions described above, which most likely will not represent the actual experience of the Mortgage Pool in the future. No representation is made herein as to the actual rate or timing of principal payments or prepayments on any of the underlying Mortgage Loans in the Mortgage Pool or the actual performance characteristics of the Offered Certificates. Prior to making any investment decision, a prospective investor should receive and fully review the Final Prospectus. NOTHING HEREIN SHOULD BE CONSIDERED AN OFFER TO SELL OR SOLICITATION OF AN OFFER TO BUY ANY OFFERED ICERTIFICATES.


                           UNDERWRITERS' STATEMENT
                            COMPUTATIONAL MATERIALS

                FIRST UNION NATIONAL BANK- CHASE MANHATTAN BANK
                           COMMERCIAL MORTGAGE TRUST
                 COMMERCIAL MORTGAGE PASS THROUGH CERTIFICATES
                                SERIES 1999-C2

The attached tables and statistical analysis (the "Computational Materials") are privileged and confidential and are intended for use by the addressee only. These Computational Materials are furnished to you solely by First Union Capital Markets Corp. and Chase Securities Inc. (collectively, the "Underwriter") and not by the issuer of the certificates identified above (the "Offered Certificates") or any other party. The issuer of the Offered Certificates has not prepared or taken part in the preparation of these materials. None of the Underwriters, the issuer of the Offered Certificates, or any other party makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission. The information herein may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. Numerous assumptions were used in preparing the Computational Materials which may or may not be stated herein. As such, no assurance can be given as to the accuracy, appropriateness or completeness of the Computational Materials in any particular context; or as to whether the Computational Materials reflect future performance. These Computational Materials should not be construed as either a prediction or as legal, tax, financial or accounting advice.

Any yields or weighted average lives shown in the Computational Materials are based on prepayment and other assumptions and actual experience may dramatically affect such yields or weighted average lives. In addition, it is possible that prepayments on the underlying assets will occur at rates slower or faster than the rates assumed in the attached Computational Materials. Furthermore, unless otherwise provided, the Computational Materials assume no losses on the underlying assets and no interest shortfall. The specific characteristics of the Offered Certificates may differ from those shown in the Computational Materials due to difference between the actual underlying assets and the hypothetical assets used in preparing the Computational Materials. The principal amount and designation of any security described in the Computational Materials are subject to change prior to issuance.

Although a registration statement (including the prospectus) relating to the Offered Certificates has been filed with the Securities and Exchange Commission and is effective, the final prospectus supplement relating to the Offered Certificates has not been filed with the Securities and Exchange Commission. This communication shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the Offered Certificates in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state. Prospective purchasers are referred to the final prospectus and prospectus supplement relating to the Offered Certificates for definitive terms of the Offered Certificates and the collateral.

Please be advised that mortgage-backed and/or asset-backed securities may not be appropriate for all investors. Potential investors must be willing to assume, among other things, market price volatility, prepayments, yield curve and interest rate risks. Investors should fully consider the risk of an investment in these Offered Certificates.

If you have received this communication in error, please notify the sending party immediately by telephone and return the original to such party by mail.



FUNCM99C2_RED2, Class IO--Price/Yield

CUSIP                                     Face                    $1,181,529,533.00    Settle at Pricing
Coupon                       0.005        Original Balance        $1,181,529,533.00    Accrual begins                5/1/99
Delay                          14         Current Balance         $1,181,529,533.00    Factor Date                     N/A
Stated Maturity               N/A         Factor                          1
Type                       SEN WAC IO


YIELD CURVE:  Spread off interpolated node
3MO=5.079, 6MO=5.079, 1YR=5.079, 2YR=5.079, 3YR=5.123333333, 5YR=5.212, 10YR=5.32, 30YR=5.701


--------------------------------------------------------------------------------------------------------------------------------
                                0CPR; Ext0mo             0CPR; Ext0mo           0CPR; Ext0mo               0CPR; Ext0mo
                               100% 0% rules;           100% 0% rules;         100% 0% rules;             100% 0% rules;
                                 0CDR,30%                  1CDR,30%               2CDR,30%                    2CDR,30%
                               adv100% lag12;           adv100% lag12;         adv100% lag12;             adv100% lag12;
                                   obp                       obp                    obp                        obp
Price                             Yield
--------------------------------------------------------------------------------------------------------------------------------
5-12+                              9.6771                  8.5457                   7.3883                     6.1782
5-13                               9.6071                  8.4758                   7.3183                     6.1079
5-13+                              9.5376                  8.4062                   7.2486                     6.0379
5-14                               9.4683                  8.3370                   7.1793                     5.9683
5-14+                              9.3994                  8.2680                   7.1103                     5.8990
5-15                               9.3308                  8.1994                   7.0416                     5.8300
5-15+                              9.2625                  8.1312                   6.9732                     5.7614
5-16                               9.1945                  8.0632                   6.9051                     5.6930
5-16+                              9.1269                  7.9956                   6.8374                     5.6250
5-17                               9.0595                  7.9282                   6.7700                     5.5573
5-17+                              8.9925                  7.8612                   6.7029                     5.4900
5-18                               8.9258                  7.7945                   6.6361                     5.4229
5-18+                              8.8594                  7.7281                   6.5696                     5.3562
5-19                               8.7933                  7.6621                   6.5035                     5.2897
5-19+                              8.7275                  7.5963                   6.4376                     5.2236
5-20                               8.6620                  7.5308                   6.3720                     5.1578
5-20+                              8.5968                  7.4656                   6.3068                     5.0923

--------------------------------------------------------------------------------------------------------------------------------

Spread @ Center Price               382                     270                       154                        34
                  WAL             9.48647                 9.09821                   8.73210                    8.38665
             Mod Durn              4.158                   4.158                     4.153                      4.136
        Mod Convexity              0.269                   0.270                     0.270                      0.268
     Principal Window          Jun99 to Feb29         Jun99 to Feb29             Jun99 to Feb29             Jun99 to Feb29
        Maturity #mos               357                     357                        357                      357
    Total Collat Loss           0.00 (0.00%)       29,553,816.42 (2.50%)      56,671,098.43 (4.80%)       81,554,640.15 (6.90%)

               Prepay             At 0 CPR                At 0 CPR                  At 0 CPR                   At 0 CPR
           No prepays
Lockout and penalties         Include penalty         Include penalty            Include penalty           Include penalty

Extension, if balloon               None                  None                       None                      None
     Increase Coupon
     Pay Exten Princ

              Default             At 0 CDR              At 1 CDR                   At 2 CDR                    At 3 CDR
        Loss Severity               30%                   30%                        30%                         30%
    Servicer Advances            100% of P & I        100% of P & I              100% of P & I              100% of P & I
         Recovery Lag              12 mos                12 mos                     12 mos                      12 mos

  Optional Redemption            Calls ASAP (N)      Calls ASAP (N)              Calls ASAP (N)             Calls ASAP (N)

            Shock (bp)               0                    0                            0                           0




-------------------------------------------------------------------------------
                                 0CPR; Ext0mo                   0CPR; Ext0mo
                                100% 0% rules;                 100% 0% rules;
                                   4CDR,30%                       5CDR,30%
                                 adv100% lag12;                adv100% lag12;
                                       obp                          obp
Price
-------------------------------------------------------------------------------

5-12+                                 4.8552                         3.3440
5-13                                  4.7841                         3.2706
5-13+                                 4.7133                         3.1975
5-14                                  4.6428                         3.1248
5-14+                                 4.5727                         3.0524
5-15                                  4.5029                         2.9803
5-15+                                 4.4334                         2.9086
5-16                                  4.3642                         2.8371
5-16+                                 4.2954                         2.7660
5-17                                  4.2269                         2.6952
5-17+                                 4.1587                         2.6248
5-18                                  4.0908                         2.5546
5-18+                                 4.0233                         2.4848
5-19                                  3.9560                         2.4153
5-19+                                 3.8891                         2.3460
5-20                                  3.8224                         2.2771
5-20+                                 3.7561                         2.2085

--------------------------------------------------------------------------------

Spread @ Center Price                -98                           -251
                  WAL              8.06048                        7.75231
             Mod Durn                4.086                         3.955
        Mod Convexity                0.260                         0.233
     Principal Window            Jun99 to Feb29               Jun99 to Feb29
        Maturity #mos                 357                           357
    Total Collat Loss        104,389,019.93 (8.84%)       125,342,489.09 (10.6)

               Prepay              At 0 CPR                       At 0 CPR
           No prepays
Lockout and penalties           Include penalty                Include penalty

Extension, if balloon              None                            None
     Increase Coupon
     Pay Exten Princ

              Default             At 4 CDR                       At 5 CDR
        Loss Severity               30%                            30%
    Servicer Advances          100% of P & I                  100% of P & I
         Recovery Lag              12 mos                        12 mos

  Optional Redemption          Calls ASAP (N)                Calls ASAP (N)

            Shock (bp)               0                             0






--------------------------------------------------------------------------------------------------------------------------------
                                0CPR; Ext0mo             0CPR; Ext0mo             0CPR; Ext0mo                0CPR; Ext0mo
                               100% 0% rules;           100% 0% rules;           100% 0% rules;              100% 0% rules;
                                 0CDR,30%             0for24, 1CDR, 30%         0 for 24, 2CDR, 30%        0 for 24, 3CDR,30%
                               adv100% lag12;           adv100% lag12;           adv100% lag12;              adv100% lag12;
                                   obp                       obp                      obp                         obp
Price                             Yield
--------------------------------------------------------------------------------------------------------------------------------
5-12+                             9.6771                     9.0351                   8.3757                       7.7151
5-13                              9.6071                     8.9648                   8.3048                       7.6436
5-13+                             9.5376                     8.8947                   8.2342                       7.5724
5-14                              9.4683                     8.8250                   8.1640                       7.5016
5-14+                             9.3994                     8.7556                   8.0941                       7.4311
5-15                              9.3308                     8.6866                   8.0245                       7.3609
5-15+                             9.2625                     8.6179                   7.9552                       7.2911
5-16                              9.1945                     8.5495                   7.8863                       7.2216
5-16+                             9.1269                     8.4814                   7.8177                       7.1524
5-17                              9.0595                     8.4136                   7.7494                       7.0836
5-17+                             8.9925                     8.3462                   7.6814                       7.0150
5-18                              8.9258                     8.2790                   7.6138                       6.9468
5-18+                             8.8594                     8.2122                   7.5464                       6.8789
5-19                              8.7933                     8.1457                   7.4794                       6.8113
5-19+                             8.7275                     8.0795                   7.4127                       6.7441
5-20                              8.6620                     8.0136                   7.3463                       6.6771
5-20+                             8.5968                     7.9479                   7.2801                       6.6104

--------------------------------------------------------------------------------------------------------------------------------
Spread @ Center Price              382                        318                        252                        186
                  WAL            9.48647                    9.24234                    9.00983                    8.78825
             Mod Durn             4.158                      4.131                      4.099                      4.066
        Mod Convexity             0.269                      0.266                      0.262                      0.257
     Principal Window         Jun99 to Feb29            Jun99 to Feb29              Jun99 to Feb29            Jun99 to Feb29
        Maturity #mos              357                        357                        357                        357
    Total Collat Loss          0.00 (0.00%)          23,035,031.75 (1.95%)      44,550,516.42 (3.77%)      64,652,819.92 (5.47%)

               Prepay            At 0 CPR                  At 0 CPR                    At 0 CPR                  At 0 CPR
           No prepays
Lockout and penalties        Include penalty            Include penalty            Include penalty            Include penalty

Extension, if balloon              None                      None                        None                      None
      Increase Coupon
      Pay Exten Princ

              Default            At 0 CDR              At 0 for 24 1 CDR          At 0 for 24 2 CDR          At 0 for 24 3 CDR
        Loss Severity              0.3                        0.3                        0.3                        30%
    Servicer Advances         100% of P & I              100% of P & I              100% of P & I              100% of P & I
         Recovery Lag             12 mos                    12 mos                      12 mos                    12 mos

  Optional Redemption         Calls ASAP (N)            Calls ASAP (N)              Calls ASAP (N)            Calls ASAP (N)

            Shock (bp)              0                         0                           0                         0



--------------------------------------------------------------------------------
                                0CPR; Ext0mo                 0CPR; Ext0mo
                               100% 0% rules;               100% 0% rules;
                             0 for 24, 4CDR,30%           0 for 24, 5CDR,30%
                               adv100% lag12;               adv100% lag12;
                                   obp                           obp
Price                             Yield
--------------------------------------------------------------------------------
5-12+                               7.0193                          6.2772
5-13                                6.9470                          6.2039
5-13+                               6.8751                          6.1310
5-14                                6.8035                          6.0584
5-14+                               6.7323                          5.9862
5-15                                6.6614                          5.9143
5-15+                               6.5908                          5.8427
5-16                                6.5206                          5.7715
5-16+                               6.4507                          5.7006
5-17                                6.3811                          5.6300
5-17+                               6.3119                          5.5598
5-18                                6.2429                          5.4899
5-18+                               6.1743                          5.4203
5-19                                6.1060                          5.3510
5-19+                               6.0380                          5.2820
5-20                                5.9704                          5.2134
5-20+                               5.9030                          5.1451

--------------------------------------------------------------------------------
Spread @ Center Price                 116                             42
                  WAL               8.57692                         8.37523
             Mod Durn                4.023                           3.967
        Mod Convexity                0.252                           0.243
     Principal Window           Jun99 to Feb29                  Jun99 to Feb29
        Maturity #mos                 357                             357
    Total Collat Loss      83,439,431.36 (7.06%)          100,999,880.76 (8.55%)

               Prepay              At 0 CPR                        At 0 CPR
           No prepays
Lockout and penalties           Include penalty                 Include penalty

Extension, if balloon                None                            None
      Increase Coupon
      Pay Exten Princ

              Default          At 0 for 24 4 CDR               At 0 for 24 5 CDR
        Loss Severity                 30%                            30%
    Servicer Advances            100% of P & I                   100% of P & I
         Recovery Lag               12 mos                          12 mos

  Optional Redemption           Calls ASAP (N)                  Calls ASAP (N)

            Shock (bp)                   0                             0



Investors should read the Underwriters' Statement which accompanies these Computational Materials. Prospective investors are advised to carefully read, and should rely solely on, the final prospectus and prospectus supplement (the "Final Prospectus") relating to the certificates referred to herein (the "Offered Certificates") in making their investment decision. These Computational Materials have been based upon the assumptions described above, which most likely will not represent the actual experience of the Mortgage Pool in the future. No representation is made herein as to the actual rate or timing of principal payments or prepayments on any of the underlying Mortgage Loans in the Mortgage Pool or the actual performance characteristics of the Offered Certificates. Prior to making any investment decision, a prospective investor should receive and fully review the Final Prospectus.

NOTHING HEREIN SHOULD BE CONSIDERED AN OFFER TO SELL OR SOLICITATION OF AN OFFER TO BUY ANY OFFERED CERTIFICATES.


                            UNDERWRITERS' STATEMENT
                            COMPUTATIONAL MATERIALS

                FIRST UNION NATIONAL BANK- CHASE MANHATTAN BANK
                           COMMERCIAL MORTGAGE TRUST
                 COMMERCIAL MORTGAGE PASS THROUGH CERTIFICATES
                                SERIES 1999-C2

The attached tables and statistical analysis (the "Computational Materials") are privileged and confidential and are intended for use by the addressee only. These Computational Materials are furnished to you solely by First Union Capital Markets Corp. and Chase Securities Inc. (collectively, the "Underwriter") and not by the issuer of the certificates identified above (the "Offered Certificates") or any other party. The issuer of the Offered Certificates has not prepared or taken part in the preparation of these materials. None of the Underwriters, the issuer of the Offered Certificates, or any other party makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission. The information herein may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. Numerous assumptions were used in preparing the Computational Materials which may or may not be stated herein. As such, no assurance can be given as to the accuracy, appropriateness or completeness of the Computational Materials in any particular context; or as to whether the Computational Materials reflect future performance. These Computational Materials should not be construed as either a prediction or as legal, tax, financial or accounting advice.

Any yields or weighted average lives shown in the Computational Materials are based on prepayment and other assumptions and actual experience may dramatically affect such yields or weighted average lives. In addition, it is possible that prepayments on the underlying assets will occur at rates slower or faster than the rates assumed in the attached Computational Materials. Furthermore, unless otherwise provided, the Computational Materials assume no losses on the underlying assets and no interest shortfall. The specific characteristics of the Offered Certificates may differ from those shown in the Computational Materials due to difference between the actual underlying assets and the hypothetical assets used in preparing the Computational Materials. The principal amount and designation of any security described in the Computational Materials are subject to change prior to issuance.

Although a registration statement (including the prospectus) relating to the Offered Certificates has been filed with the Securities and Exchange Commission and is effective, the final prospectus supplement relating to the Offered Certificates has not been filed with the Securities and Exchange Commission. This communication shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the Offered Certificates in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state. Prospective purchasers are referred to the final prospectus and prospectus supplement relating to the Offered Certificates for definitive terms of the Offered Certificates and the collateral.

Please be advised that mortgage-backed and/or asset-backed securities may not be appropriate for all investors. Potential investors must be willing to assume, among other things, market price volatility, prepayments, yield curve and interest rate risks. Investors should fully consider the risk of an investment in these Offered Certificates.

If you have received this communication in error, please notify the sending party immediately by telephone and return the original to such party by mail.






CUSIP                                          Face                   $203,500,000.00           Settle at Pricing
Coupon                        6.363            Original Balance       $203,500,000.00           Accrual begins          5/1/99
Delay                          14              Current Balance        $203,500,000.00           Factor Date              N/A
Stated Maturity                N/A             Factor                        1
Type                         SEN FIX

YIELD CURVE:  Spread off interpolated node
3MO=4.761, 6MO=4.761, 1YR=4.761, 2YR=5.143, 3YR=5.212, 5YR=5.35, 10YR=5.465, 30YR=5.803


---------------------------------------------------------------------------------------------------------------------------------
                             0CPR; Ext0mo         10CPR; Ext0mo         15CPR; Ext0mo        25CPR; Ext0mo       50CPR; Ext0mo
                            100% 0% rules;        100% 0% rules;        100% 0% rules;       100% 0% rules;     100% 0% rules;
                              0CDR,30%              0CDR,30%              0CDR,30%             0CDR,30%            0CDR,30%
                            adv100% lag12;       adv100% lag12;        adv100% lag12;       adv100% lag12;      adv100% lag12;
                                  bp                   bp                    bp                   bp                  bp
Price                           Yield
---------------------------------------------------------------------------------------------------------------------------------
100.371                        6.3042               6.5592                6.6609               6.8388               7.1704
100.4335                       6.2898               6.5423                6.6431               6.8195               7.1481
100.496                        6.2753               6.5254                6.6253               6.8002               7.1257
100.5585                       6.2609               6.5086                6.6076               6.7809               7.1034
100.621                        6.2465               6.4917                6.5898               6.7616               7.0811
100.6835                       6.2321               6.4749                6.5721               6.7424               7.0589
100.746                        6.2177               6.4581                6.5543               6.7232               7.0366
100.8085                       6.2034               6.4414                6.5366               6.7039               7.0144
100.871                        6.1890               6.4246                6.5189               6.6847               6.9922
100.9335                       6.1747               6.4078                6.5013               6.6655               6.9700
100.996                        6.1603               6.3911                6.4836               6.6464               6.9478
101.0585                       6.1460               6.3744                6.4660               6.6272               6.9256
101.121                        6.1317               6.3576                6.4483               6.6081               6.9035
101.1835                       6.1174               6.3410                6.4307               6.5890               6.8814
101.246                        6.1032               6.3243                6.4131               6.5699               6.8593
101.3085                       6.0889               6.3076                6.3955               6.5508               6.8372
101.371                        6.0746               6.2910                6.3780               6.5317               6.8152

---------------------------------------------------------------------------------------------------------------------------------

Spread @ Center Price             83                  111                  122                  142                  176
                  WAL          5.38446              4.46937              4.19966              3.82370              3.24375
             Mod Durn           4.301                3.682                3.490                3.215                2.780
        Mod Convexity           0.252                0.179                0.160                0.134                0.098
     Principal Window       Jun99 to Jun08       Jun99 to Feb07       Jun99 to Jul06       Jun99 to Dec05       Jun99 to Apr05
        Maturity #mos            109                  93                    86                   79                   71
    Total Collat Loss        0.00 (0.00%)         0.00 (0.00%)          0.00 (0.00%)         0.00 (0.00%)         0.00 (0.00%)

               Prepay          At 0 CPR             At 10 CPR            At 15 CPR            At 25 CPR            At 50 CPR
           No prepays
Lockout and penalties       Include penalty      Include penalty      Include penalty      Include penalty      Include penalty

Extension, if balloon            None                 None                  None                 None                 None
      Increase Coupon
      Pay Exten Princ

              Default          At 0 CDR             At 0 CDR              At 0 CDR             At 0 CDR             At 0 CDR
        Loss Severity            0.3                  0.3                  0.3                  0.3                  0.3
    Servicer Advances        100% of P & I        100% of P & I        100% of P & I        100% of P & I        100% of P & I
         Recovery Lag            12 mos               12 mos               12 mos               12 mos               12 mos
---------------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------
                             75CPR; Ext0mo       100CPR; Ext0mo
                             100% 0% rules;      100% 0% rules;
                                0CDR,30%            0CDR,30%
                             adv100% lag12;      adv100% lag12;
                                   bp                  bp
Price
------------------------------------------------------------------
100.371                         7.3950              7.6889
100.4335                        7.3704              7.6605
100.496                         7.3457              7.6323
100.5585                        7.3211              7.6040
100.621                         7.2965              7.5758
100.6835                        7.2720              7.5476
100.746                         7.2474              7.5194
100.8085                        7.2229              7.4912
100.871                         7.1984              7.4631
100.9335                        7.1739              7.4350
100.996                         7.1495              7.4069
101.0585                        7.1251              7.3789
101.121                         7.1006              7.3508
101.1835                        7.0763              7.3228
101.246                         7.0519              7.2949
101.3085                        7.0275              7.2669
101.371                         7.0032              7.2390

------------------------------------------------------------------

Spread @ Center Price            199                  228
                  WAL          2.91373              2.52471
             Mod Durn           2.520                2.195
        Mod Convexity           0.080                0.062
     Principal Window       Jun99 to Oct04       Jun99 to Sep04
        Maturity #mos             65                  64
    Total Collat Loss         0.00 (0.00%)        0.00 (0.00%)

               Prepay         At 75 CPR           At 100 CPR
           No prepays
Lockout and penalties       Include penalty      Include penalty

Extension, if balloon            None
      Increase Coupon
      Pay Exten Princ

              Default          At 0 CDR             At 0 CDR
        Loss Severity            0.3                   0.3
    Servicer Advances       100% of P & I         100% of P & I
         Recovery Lag            12 mos               12 mos
------------------------------------------------------------------



FUNCM99C2_1, Class A2--Price/Yield

CUSIP                                          Face                   $673,765,492.00           Settle at Pricing
Coupon                         6.645           Original Balance       $673,765,492.00           Accrual begins           5/1/99
Delay                           14             Current Balance        $673,765,492.00           Factor Date                N/A
Stated Maturity                 N/A            Factor                         1
Type                          SEN FIX

YIELD CURVE:  Spread off interpolated node
3MO=4.761, 6MO=4.761, 1YR=4.761, 2YR=5.143, 3YR=5.212, 5YR=5.35, 10YR=5.465, 30YR=5.803


---------------------------------------------------------------------------------------------------------------------------------
                             0CPR; Ext0mo         10CPR; Ext0mo         15CPR; Ext0mo        25CPR; Ext0mo       50CPR; Ext0mo
                            100% 0% rules;        100% 0% rules;        100% 0% rules;       100% 0% rules;     100% 0% rules;
                              0CDR,30%              0CDR,30%              0CDR,30%             0CDR,30%            0CDR,30%
                            adv100% lag12;       adv100% lag12;        adv100% lag12;       adv100% lag12;      adv100% lag12;
                                  bp                   bp                    bp                   bp                  bp
Price                           Yield
---------------------------------------------------------------------------------------------------------------------------------
100.9983                       6.5563               6.5596                6.5619                6.5630              6.5586
101.0608                       6.5474               6.5506                6.5528                6.5539              6.5494
101.1233                       6.5385               6.5416                6.5438                6.5448              6.5402
101.1858                       6.5295               6.5327                6.5348                6.5357              6.5311
101.2483                       6.5206               6.5237                6.5257                6.5266              6.5219
101.3108                       6.5117               6.5147                6.5167                6.5175              6.5127
101.3733                       6.5028               6.5057                6.5077                6.5084              6.5036
101.4358                       6.4939               6.4968                6.4987                6.4994              6.4944
101.4983                       6.4850               6.4878                6.4898                6.4903              6.4853
101.5608                       6.4761               6.4789                6.4808                6.4813              6.4762
101.6233                       6.4672               6.4700                6.4718                6.4722              6.4670
101.6858                       6.4584               6.4610                6.4628                6.4632              6.4579
101.7483                       6.4495               6.4521                6.4539                6.4542              6.4488
101.8108                       6.4407               6.4432                6.4449                6.4451              6.4397
101.8733                       6.4318               6.4343                6.4360                6.4361              6.4306
101.9358                       6.4230               6.4254                6.4270                6.4271              6.4215
101.9983                       6.4141               6.4165                6.4181                6.4181              6.4124

---------------------------------------------------------------------------------------------------------------------------------

Spread @ Center Price            103                  103                  104                  104                  104
                  WAL          9.57596              9.49273              9.43999              9.35039              9.24363
             Mod Durn           6.899                6.854                6.825                6.774                6.713
        Mod Convexity           0.576                0.568                0.564                0.556                0.546
     Principal Window       Jun08 to Apr09       Feb07 to Apr09        Jul06 to Apr09      Dec05 to Apr09       Apr05 to Mar09
        Maturity #mos            119                  119                  119                  119                  118
    Total Collat Loss       0.00 (0.00%)         0.00 (0.00%)          0.00 (0.00%)        0.00 (0.00%)         0.00 (0.00%)

               Prepay         At 0 CPR             At 10 CPR            At 15 CPR            At 25 CPR            At 50 CPR
           No prepays
Lockout and penalties       Include penalty      Include penalty      Include penalty      Include penalty      Include penalty

Extension, if balloon           None                 None                  None                None                 None
                            Increase Coupon
      Pay Exten Princ

              Default         At 0 CDR             At 0 CDR              At 0 CDR            At 0 CDR             At 0 CDR
        Loss Severity            0.3                  0.3                  0.3                  0.3                  0.3
    Servicer Advances       100% of P & I        100% of P & I        100% of P & I        100% of P & I        100% of P & I
         Recovery Lag            12 mos               12 mos               12 mos               12 mos               12 mos
---------------------------------------------------------------------------------------------------------------------------------



------------------------------------------------------------------
                             75CPR; Ext0mo       100CPR; Ext0mo
                             100% 0% rules;      100% 0% rules;
                                0CDR,30%            0CDR,30%
                             adv100% lag12;      adv100% lag12;
                                   bp                  bp
Price
------------------------------------------------------------------
100.9983                        6.5543              6.5509
101.0608                        6.5450              6.5415
101.1233                        6.5358              6.5322
101.1858                        6.5266              6.5229
101.2483                        6.5174              6.5135
101.3108                        6.5082              6.5042
101.3733                        6.4990              6.4949
101.4358                        6.4899              6.4856
101.4983                        6.4807              6.4763
101.5608                        6.4715              6.4670
101.6233                        6.4624              6.4578
101.6858                        6.4532              6.4485
101.7483                        6.4441              6.4392
101.8108                        6.4349              6.4300
101.8733                        6.4258              6.4207
101.9358                        6.4167              6.4115
101.9983                        6.4076              6.4022

------------------------------------------------------------------

Spread @ Center Price            103                  103
                  WAL          9.19825              9.03336
             Mod Durn           6.688                6.601
        Mod Convexity           0.542                0.527
     Principal Window       Oct04 to Mar09       Sep04 to Jan09
        Maturity #mos            118                  116
    Total Collat Loss       0.00 (0.00%)         0.00 (0.00%)

               Prepay         At 75 CPR           At 100 CPR
           No prepays
Lockout and penalties       Include penalty      Include penalty

Extension, if balloon           None                 None

      Pay Exten Princ

              Default         At 0 CDR             At 0 CDR
        Loss Severity            0.3                  0.3
    Servicer Advances       100% of P & I        100% of P & I
         Recovery Lag            12 mos               12 mos
------------------------------------------------------------------




FUNCM99C2_1, Class B--Price/Yield


CUSIP                                           Face                   $47,260,093.00        Settle at Pricing
Coupon                      6.795           Original Balance           $47,260,093.00        Accrual begins              5/1/99
Delay                        14             Current Balance            $47,260,093.00        Factor Date                   N/A
Stated Maturity              N/A            Factor                           1
Type                       JUN FIX


YIELD CURVE:  Spread off interpolated node
3MO=4.761, 6MO=4.761, 1YR=4.761, 2YR=5.143, 3YR=5.212, 5YR=5.35, 10YR=5.465, 30YR=5.803


---------------------------------------------------------------------------------------------------------------------------------
                             0CPR; Ext0mo         10CPR; Ext0mo         15CPR; Ext0mo        25CPR; Ext0mo       50CPR; Ext0mo
                            100% 0% rules;        100% 0% rules;        100% 0% rules;       100% 0% rules;     100% 0% rules;
                              0CDR,30%              0CDR,30%              0CDR,30%             0CDR,30%            0CDR,30%
                            adv100% lag12;       adv100% lag12;        adv100% lag12;       adv100% lag12;      adv100% lag12;
                                  bp                   bp                    bp                   bp                  bp
Price                           Yield
---------------------------------------------------------------------------------------------------------------------------------
100.9944                       6.7132               6.7135                6.7135               6.7135                6.7132
101.0569                       6.7044               6.7047                6.7048               6.7047                6.7044
101.1194                       6.6956               6.6960                6.6960               6.6959                6.6956
101.1819                       6.6868               6.6872                6.6872               6.6871                6.6868
101.2444                       6.6780               6.6784                6.6784               6.6783                6.6780
101.3069                       6.6693               6.6696                6.6696               6.6695                6.6692
101.3694                       6.6605               6.6609                6.6609               6.6608                6.6604
101.4319                       6.6518               6.6521                6.6521               6.6520                6.6517
101.4944                       6.6430               6.6434                6.6434               6.6433                6.6429
101.5569                       6.6343               6.6346                6.6346               6.6345                6.6342
101.6194                       6.6255               6.6259                6.6259               6.6258                6.6254
101.6819                       6.6168               6.6171                6.6172               6.6171                6.6167
101.7444                       6.6081               6.6084                6.6084               6.6083                6.6080
101.8069                       6.5994               6.5997                6.5997               6.5996                6.5992
101.8694                       6.5907               6.5910                6.5910               6.5909                6.5905
101.9319                       6.5820               6.5823                6.5823               6.5822                6.5818
101.9944                       6.5733               6.5736                6.5736               6.5735                6.5731

---------------------------------------------------------------------------------------------------------------------------------

Spread @ Center Price            118                  118                  118                   118                   118
                  WAL          9.89167              9.89167              9.89167               9.89167               9.88045
             Mod Durn           7.011                7.011                7.011                 7.011                 7.005
        Mod Convexity           0.600                0.600                0.600                 0.600                 0.599
     Principal Window       Apr09 to Apr09       Apr09 to Apr09       Apr09 to Apr09       Apr09 to Apr09       Mar09 to Apr09
        Maturity #mos            119                  119                  119                   119                   119
    Total Collat Loss       0.00 (0.00%)          0.00 (0.00%)         0.00 (0.00%)         0.00 (0.00%)         0.00 (0.00%)

               Prepay         At 0 CPR              At 10 CPR            At 15 CPR            At 25 CPR            At 50 CPR
           No prepays
Lockout and penalties       Include penalty      Include penalty      Include penalty      Include penalty      Include penalty

Extension, if balloon           None                 None                 None                 None                 None
                            Increase Coupon
      Pay Exten Princ

              Default          At 0 CDR             At 0 CDR             At 0 CDR             At 0 CDR             At 0 CDR
        Loss Severity            0.3                   0.3                  0.3                  0.3                  0.3
    Servicer Advances        100% of P & I         100% of P & I        100% of P & I        100% of P & I        100% of P & I
         Recovery Lag            12 mos                12 mos               12 mos               12 mos               12 mos
---------------------------------------------------------------------------------------------------------------------------------



-----------------------------------------------------------------
                             75CPR; Ext0mo       100CPR; Ext0mo
                             100% 0% rules;      100% 0% rules;
                                0CDR,30%            0CDR,30%
                             adv100% lag12;      adv100% lag12;
                                   bp                  bp
Price
-----------------------------------------------------------------
100.9944                        6.7126              6.7108
101.0569                        6.7038              6.7019
101.1194                        6.6949              6.6930
101.1819                        6.6861              6.6841
101.2444                        6.6773              6.6752
101.3069                        6.6685              6.6663
101.3694                        6.6597              6.6575
101.4319                        6.6509              6.6486
101.4944                        6.6421              6.6397
101.5569                        6.6334              6.6309
101.6194                        6.6246              6.6220
101.6819                        6.6158              6.6132
101.7444                        6.6071              6.6043
101.8069                        6.5983              6.5955
101.8694                        6.5896              6.5867
101.9319                        6.5808              6.5779
101.9944                        6.5721              6.5691

-----------------------------------------------------------------

Spread @ Center Price             118                 118
                  WAL           9.83965             9.70986
             Mod Durn            6.985               6.919
        Mod Convexity            0.595               0.583
     Principal Window       Mar09 to Apr09       Jan09 to Feb09
        Maturity #mos             119                 117
    Total Collat Loss         0.00 (0.00%)         0.00 (0.00%)

               Prepay           At 75 CPR            At 100 CPR
           No prepays
Lockout and penalties       Include penalty      Include penalty

Extension, if balloon           None                 None

      Pay Exten Princ

              Default           At 0 CDR             At 0 CDR
        Loss Severity              0.3                  0.3
    Servicer Advances         100% of P & I        100% of P & I
         Recovery Lag              12 mos               12 mos
-----------------------------------------------------------------




FUNCM99C2_1, Class C--Price/Yield


CUSIP                                          Face                    $62,028,874.00        Settle at Pricing
Coupon                         6.944           Original Balance        $62,028,874.00        Accrual begins          5/1/99
Delay                            14            Current Balance         $62,028,874.00        Factor Date              N/A
Stated Maturity                 N/A            Factor                         1
Type                          JUN FIX


YIELD CURVE:  Spread off interpolated node
3MO=4.761, 6MO=4.761, 1YR=4.761, 2YR=5.143, 3YR=5.212, 5YR=5.35, 10YR=5.465, 30YR=5.803


---------------------------------------------------------------------------------------------------------------------------------
                             0CPR; Ext0mo         10CPR; Ext0mo         15CPR; Ext0mo        25CPR; Ext0mo       50CPR; Ext0mo
                            100% 0% rules;        100% 0% rules;        100% 0% rules;       100% 0% rules;     100% 0% rules;
                              0CDR,30%              0CDR,30%              0CDR,30%             0CDR,30%            0CDR,30%
                            adv100% lag12;       adv100% lag12;        adv100% lag12;       adv100% lag12;      adv100% lag12;
                                  bp                   bp                    bp                   bp                  bp
Price                           Yield
---------------------------------------------------------------------------------------------------------------------------------
100.9998                       6.8637               6.8640                6.8640               6.8639               6.8637
101.0623                       6.8548               6.8552                6.8552               6.8551               6.8549
101.1248                       6.8460               6.8463                6.8463               6.8462               6.8460
101.1873                       6.8371               6.8375                6.8375               6.8374               6.8372
101.2498                       6.8283               6.8286                6.8286               6.8285               6.8284
101.3123                       6.8195               6.8198                6.8198               6.8197               6.8195
101.3748                       6.8106               6.8110                6.8110               6.8109               6.8107
101.4373                       6.8018               6.8021                6.8022               6.8021               6.8019
101.4998                       6.7930               6.7933                6.7933               6.7932               6.7931
101.5623                       6.7842               6.7845                6.7845               6.7844               6.7843
101.6248                       6.7754               6.7757                6.7757               6.7756               6.7755
101.6873                       6.7666               6.7669                6.7670               6.7669               6.7667
101.7498                       6.7578               6.7582                6.7582               6.7581               6.7579
101.8123                       6.7491               6.7494                6.7494               6.7493               6.7491
101.8748                       6.7403               6.7406                6.7406               6.7405               6.7403
101.9373                       6.7315               6.7319                6.7319               6.7318               6.7316
101.9998                       6.7228               6.7231                6.7231               6.7230               6.7228

---------------------------------------------------------------------------------------------------------------------------------

Spread @ Center Price           133                   133                  133                  133                  133
                  WAL         9.89448               9.89167              9.89167              9.89167              9.89167
             Mod Durn          6.963                 6.961                 6.961                6.961                6.961
        Mod Convexity          0.594                 0.594                 0.594                0.594                0.594
     Principal Window       Apr09 to May09       Apr09 to Apr09       Apr09 to Apr09       Apr09 to Apr09       Apr09 to Apr09
        Maturity #mos           120                   119                  119                  119                  119
    Total Collat Loss       0.00 (0.00%)         0.00 (0.00%)          0.00 (0.00%)         0.00 (0.00%)         0.00 (0.00%)

               Prepay         At 0 CPR             At 10 CPR             At 15 CPR            At 25 CPR            At 50 CPR
           No prepays
Lockout and penalties       Include penalty      Include penalty      Include penalty      Include penalty      Include penalty

Extension, if balloon           None                 None                 None                 None                 None
                            Increase Coupon
      Pay Exten Princ

              Default         At 0 CDR             At 0 CDR             At 0 CDR             At 0 CDR             At 0 CDR
        Loss Severity            0.3                  0.3                  0.3                  0.3                  0.3
    Servicer Advances       100% of P & I         100% of P & I        100% of P & I        100% of P & I        100% of P & I
         Recovery Lag           12 mos               12 mos                12 mos               12 mos               12 mos
---------------------------------------------------------------------------------------------------------------------------------



-----------------------------------------------------------------
                             75CPR; Ext0mo       100CPR; Ext0mo
                             100% 0% rules;      100% 0% rules;
                                0CDR,30%            0CDR,30%
                             adv100% lag12;      adv100% lag12;
                                   bp                  bp
Price
-----------------------------------------------------------------
100.9998                      6.8637              6.8615
101.0623                      6.8548              6.8525
101.1248                      6.8460              6.8435
101.1873                      6.8371              6.8346
101.2498                      6.8283              6.8256
101.3123                      6.8195              6.8167
101.3748                      6.8106              6.8078
101.4373                      6.8018              6.7989
101.4998                      6.7930              6.7899
101.5623                      6.7842              6.7810
101.6248                      6.7754              6.7721
101.6873                      6.7666              6.7632
101.7498                      6.7578              6.7543
101.8123                      6.7491              6.7455
101.8748                      6.7403              6.7366
101.9373                      6.7315              6.7277
101.9998                      6.7228              6.7189

-----------------------------------------------------------------

Spread @ Center Price            133                133
                  WAL          9.89167            9.72500
             Mod Durn            6.961              6.879
        Mod Convexity            0.594              0.578
     Principal Window       Apr09 to Apr09       Feb09 to Feb09
        Maturity #mos            119                117
    Total Collat Loss        0.00 (0.00%)          0.00 (0.00%)

               Prepay          At 75 CPR             At 100 CPR
           No prepays
Lockout and penalties       Include penalty      Include penalty

Extension, if balloon           None                 None

      Pay Exten Princ

              Default        At 0 CDR              At 0 CDR
        Loss Severity           0.3                   0.3
    Servicer Advances        100% of P & I        100% of P & I
         Recovery Lag           12 mos                12 mos
-----------------------------------------------------------------





FUNCM99C2_1, Class D--Price/Yield


CUSIP                                        Face                      $14,768,779.00        Settle at Pricing
Coupon                       7.062           Original Balance          $14,768,779.00        Accrual begins            5/1/99
Delay                         14             Current Balance           $14,768,779.00        Factor Date                 N/A
Stated Maturity               N/A            Factor                          1
Type                        JUN FIX


YIELD CURVE:  Spread off interpolated node
3MO=4.761, 6MO=4.761, 1YR=4.761, 2YR=5.143, 3YR=5.212, 5YR=5.35, 10YR=5.465, 30YR=5.803



---------------------------------------------------------------------------------------------------------------------------------
                             0CPR; Ext0mo         10CPR; Ext0mo         15CPR; Ext0mo        25CPR; Ext0mo       50CPR; Ext0mo
                            100% 0% rules;        100% 0% rules;        100% 0% rules;       100% 0% rules;     100% 0% rules;
                              0CDR,30%              0CDR,30%              0CDR,30%             0CDR,30%            0CDR,30%
                            adv100% lag12;       adv100% lag12;        adv100% lag12;       adv100% lag12;      adv100% lag12;
                                  bp                   bp                    bp                   bp                  bp
Price                           Yield
---------------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------------
100.9986                       6.9847               6.9840                6.9840               6.9839               6.9837
101.0611                       6.9758               6.9751                6.9751               6.9750               6.9748
101.1236                       6.9670               6.9662                6.9662               6.9661               6.9659
101.1861                       6.9581               6.9573                6.9573               6.9572               6.9570
101.2486                       6.9493               6.9484                6.9484               6.9483               6.9481
101.3111                       6.9404               6.9395                6.9395               6.9394               6.9392
101.3736                       6.9316               6.9307                6.9307               6.9306               6.9304
101.4361                       6.9228               6.9218                6.9218               6.9217               6.9215
101.4986                       6.9140               6.9129                6.9129               6.9128               6.9126
101.5611                       6.9052               6.9041                6.9041               6.9040               6.9038
101.6236                       6.8964               6.8952                6.8952               6.8951               6.8949
101.6861                       6.8876               6.8864                6.8864               6.8863               6.8861
101.7486                       6.8788               6.8776                6.8776               6.8775               6.8773
101.8111                       6.8701               6.8687                6.8687               6.8686               6.8685
101.8736                       6.8613               6.8599                6.8599               6.8598               6.8596
101.9361                       6.8525               6.8511                6.8511               6.8510               6.8508
101.9986                       6.8438               6.8423                6.8423               6.8422               6.8420
---------------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------------
Spread @ Center Price            145                  145                  145                   145                  145
                  WAL          9.97500              9.89167              9.89167               9.89167              9.89167
             Mod Durn           6.963                6.922                6.922                 6.922                6.922
        Mod Convexity           0.597                0.589                0.589                 0.589                0.589
     Principal Window       May09 to May09       Apr09 to Apr09       Apr09 to Apr09       Apr09 to Apr09       Apr09 to Apr09
        Maturity #mos            120                  119                  119                   119                  119
    Total Collat Loss        0.00 (0.00%)         0.00 (0.00%)         0.00 (0.00%)         0.00 (0.00%)         0.00 (0.00%)

               Prepay          At 0 CPR             At 10 CPR            At 15 CPR             At 25 CPR            At 50 CPR
           No prepays
Lockout and penalties       Include penalty      Include penalty      Include penalty      Include penalty      Include penalty

Extension, if balloon           None                 None                 None                 None                 None
                            Increase Coupon
      Pay Exten Princ

              Default           At 0 CDR              At 0 CDR             At 0 CDR             At 0 CDR             At 0 CDR
        Loss Severity              0.3                   0.3                  0.3                  0.3                  0.3
    Servicer Advances         100% of P & I         100% of P & I        100% of P & I        100% of P & I       100% of P & I
         Recovery Lag              12 mos                12 mos               12 mos               12 mos               12 mos
---------------------------------------------------------------------------------------------------------------------------------


-----------------------------------------------------------------
                             75CPR; Ext0mo       100CPR; Ext0mo
                             100% 0% rules;      100% 0% rules;
                                0CDR,30%            0CDR,30%
                             adv100% lag12;      adv100% lag12;
                                   bp                  bp
Price
-----------------------------------------------------------------
100.9986                        6.9837              6.9814
101.0611                        6.9747              6.9724
101.1236                        6.9658              6.9634
101.1861                        6.9569              6.9544
101.2486                        6.9481              6.9454
101.3111                        6.9392              6.9364
101.3736                        6.9303              6.9274
101.4361                        6.9214              6.9185
101.4986                        6.9126              6.9095
101.5611                        6.9037              6.9006
101.6236                        6.8949              6.8916
101.6861                        6.8860              6.8827
101.7486                        6.8772              6.8737
101.8111                        6.8684              6.8648
101.8736                        6.8596              6.8559
101.9361                        6.8508              6.8469
101.9986                        6.8420              6.8380

-----------------------------------------------------------------

Spread @ Center Price             145                 145
                  WAL           9.89167             9.72500
             Mod Durn            6.922               6.841
        Mod Convexity            0.589               0.574
     Principal Window       Apr09 to Apr09       Feb09 to Feb09
        Maturity #mos             119                 117
    Total Collat Loss        0.00 (0.00%)         0.00 (0.00%)

               Prepay          At 75 CPR            At 100 CPR
           No prepays
Lockout and penalties       Include penalty      Include penalty

Extension, if balloon           None                 None

      Pay Exten Princ

              Default           At 0 CDR             At 0 CDR
        Loss Severity              0.3                  0.3
    Servicer Advances         100% of P & I        100% of P & I
         Recovery Lag              12 mos               12 mos
-----------------------------------------------------------------





FUNCM99C2_1, Class E--Price/Yield


CUSIP                                          Face                    $41,352,582.00        Settle at Pricing
Coupon                           0             Original Balance        $41,352,582.00        Accrual begins            5/1/99
Delay                           14             Current Balance         $41,352,582.00        Factor Date                 N/A
Stated Maturity                 N/A            Factor                        1
Type                          JUN WAC



YIELD CURVE:  Spread off interpolated node
3MO=4.761, 6MO=4.761, 1YR=4.761, 2YR=5.143, 3YR=5.212, 5YR=5.35, 10YR=5.465, 30YR=5.803



---------------------------------------------------------------------------------------------------------------------------------
                             0CPR; Ext0mo         10CPR; Ext0mo         15CPR; Ext0mo        25CPR; Ext0mo       50CPR; Ext0mo
                            100% 0% rules;        100% 0% rules;        100% 0% rules;       100% 0% rules;     100% 0% rules;
                              0CDR,30%              0CDR,30%              0CDR,30%             0CDR,30%            0CDR,30%
                            adv100% lag12;       adv100% lag12;        adv100% lag12;       adv100% lag12;      adv100% lag12;
                                  bp                   bp                    bp                   bp                  bp
Price                           Yield
---------------------------------------------------------------------------------------------------------------------------------
 99.4695                       7.4368               7.4373                7.4370               7.4361               7.4347
 99.532                        7.4277               7.4282                7.4278               7.4269               7.4256
 99.5945                       7.4186               7.4190                7.4187               7.4178               7.4164
 99.657                        7.4095               7.4099                7.4096               7.4087               7.4072
 99.7195                       7.4004               7.4008                7.4004               7.3995               7.3981
 99.782                        7.3913               7.3917                7.3913               7.3904               7.3890
 99.8445                       7.3822               7.3826                7.3822               7.3813               7.3798
 99.907                        7.3731               7.3735                7.3731               7.3722               7.3707
 99.9695                       7.3640               7.3644                7.3640               7.3631               7.3616
 100.032                       7.3549               7.3554                7.3549               7.3540               7.3525
100.0945                       7.3459               7.3463                7.3459               7.3449               7.3434
 100.157                       7.3368               7.3372                7.3368               7.3358               7.3343
100.2195                       7.3278               7.3282                7.3277               7.3267               7.3252
 100.282                       7.3187               7.3191                7.3187               7.3177               7.3161
100.3445                       7.3097               7.3101                7.3096               7.3086               7.3071
 100.407                       7.3007               7.3010                7.3006               7.2996               7.2980
100.4695                       7.2916               7.2920                7.2915               7.2905               7.2889

---------------------------------------------------------------------------------------------------------------------------------

Spread @ Center Price            190                  190                  190                   190                  190
                  WAL          9.97500              9.96423              9.95079               9.93394              9.91431
             Mod Durn           6.857                6.852                6.846                 6.838                6.829
        Mod Convexity           0.584                0.583                0.582                 0.580                0.578
     Principal Window       May09 to May09       Apr09 to May09       Apr09 to May09       Apr09 to May09       Apr09 to May09
        Maturity #mos            120                  120                  120                   120                  120
    Total Collat Loss        0.00 (0.00%)         0.00 (0.00%)         0.00 (0.00%)         0.00 (0.00%)         0.00 (0.00%)

               Prepay          At 0 CPR             At 10 CPR            At 15 CPR            At 25 CPR            At 50 CPR
           No prepays
Lockout and penalties       Include penalty      Include penalty      Include penalty      Include penalty      Include penalty

Extension, if balloon           None                 None                 None                 None                 None
                            Increase Coupon
      Pay Exten Princ

              Default           At 0 CDR             At 0 CDR             At 0 CDR             At 0 CDR             At 0 CDR
        Loss Severity              0.3                  0.3                  0.3                  0.3                  0.3
    Servicer Advances        100% of P & I        100% of P & I         100% of P & I          100% of P & I      100% of P & I
         Recovery Lag              12 mos               12 mos               12 mos               12 mos               12 mos
------------------------------------------------------------------------------------------ --------------------------------------



-----------------------------------------------------------------
                             75CPR; Ext0mo       100CPR; Ext0mo
                             100% 0% rules;      100% 0% rules;
                                0CDR,30%            0CDR,30%
                             adv100% lag12;      adv100% lag12;
                                   bp                  bp
Price
-----------------------------------------------------------------
 99.4695                        7.4343              7.4337
 99.532                         7.4252              7.4244
 99.5945                        7.4160              7.4152
 99.657                         7.4068              7.4059
 99.7195                        7.3977              7.3966
 99.782                         7.3885              7.3874
 99.8445                        7.3794              7.3781
 99.907                         7.3702              7.3689
 99.9695                        7.3611              7.3596
100.032                         7.3520              7.3504
100.0945                        7.3429              7.3412
100.157                         7.3338              7.3320
100.2195                        7.3247              7.3228
100.282                         7.3156              7.3136
100.3445                        7.3065              7.3044
100.407                         7.2974              7.2952
100.4695                        7.2884              7.2860

-----------------------------------------------------------------

Spread @ Center Price             190                 190
                  WAL           9.89669             9.72500
             Mod Durn            6.821               6.740
        Mod Convexity            0.577               0.561
     Principal Window       Apr09 to May09       Feb09 to Feb09
        Maturity #mos             120                 117
    Total Collat Loss        0.00 (0.00%)         0.00 (0.00%)

               Prepay          At 75 CPR            At 100 CPR
           No prepays
Lockout and penalties       Include penalty      Include penalty

Extension, if balloon           None                 None

      Pay Exten Princ

              Default           At 0 CDR             At 0 CDR
        Loss Severity              0.3                  0.3
    Servicer Advances         100% of P & I        100% of P & I
         Recovery Lag              12 mos               12 mos
-----------------------------------------------------------------





FUNCM99C2_1, Class F--Price/Yield


CUSIP                                          Face                    $17,722,535.00        Settle at Pricing
Coupon                           0             Original Balance        $17,722,535.00        Accrual begins             5/1/99
Delay                           14             Current Balance         $17,722,535.00        Factor Date                  N/A
Stated Maturity                 N/A            Factor                        1
Type                          JUN WAC


YIELD CURVE:  Spread off interpolated node
3MO=4.761, 6MO=4.761, 1YR=4.761, 2YR=5.143, 3YR=5.212, 5YR=5.35, 10YR=5.465, 30YR=5.803


---------------------------------------------------------------------------------------------------------------------------------
                             0CPR; Ext0mo         10CPR; Ext0mo         15CPR; Ext0mo        25CPR; Ext0mo       50CPR; Ext0mo
                            100% 0% rules;        100% 0% rules;        100% 0% rules;       100% 0% rules;     100% 0% rules;
                              0CDR,30%              0CDR,30%              0CDR,30%             0CDR,30%            0CDR,30%
                            adv100% lag12;       adv100% lag12;        adv100% lag12;       adv100% lag12;      adv100% lag12;
                                  bp                   bp                    bp                   bp                  bp
Price                           Yield
---------------------------------------------------------------------------------------------------------------------------------
93.0833                        8.3964               8.4117                8.4114               8.4105               8.4089
93.1458                        8.3865               8.4018                8.4015               8.4006               8.3990
93.2083                        8.3767               8.3918                8.3915               8.3906               8.3890
93.2708                        8.3669               8.3819                8.3816               8.3807               8.3791
93.3333                        8.3571               8.3720                8.3717               8.3708               8.3691
93.3958                        8.3473               8.3620                8.3617               8.3608               8.3592
93.4583                        8.3375               8.3521                8.3518               8.3509               8.3493
93.5208                        8.3278               8.3422                8.3419               8.3410               8.3394
93.5833                        8.3180               8.3323                8.3320               8.3311               8.3295
93.6458                        8.3083               8.3224                8.3221               8.3212               8.3196
93.7083                        8.2985               8.3126                8.3122               8.3114               8.3098
93.7708                        8.2888               8.3027                8.3024               8.3015               8.2999
93.8333                        8.2790               8.2928                8.2925               8.2916               8.2900
93.8958                        8.2693               8.2830                8.2827               8.2818               8.2802
93.9583                        8.2596               8.2731                8.2728               8.2719               8.2703
94.0208                        8.2499               8.2633                8.2630               8.2621               8.2605
94.0833                        8.2402               8.2535                8.2532               8.2523               8.2507

---------------------------------------------------------------------------------------------------------------------------------

Spread @ Center Price            285                  287                  287                   287                  287
                  WAL         10.18042              9.97500              9.97500               9.97500              9.97500
             Mod Durn           6.809                6.718                6.718                 6.718                6.718
        Mod Convexity           0.584                0.566                0.566                 0.566                0.566
     Principal Window       May09 to Sep09       May09 to May09       May09 to May09       May09 to May09       May09 to May09
        Maturity #mos            124                  120                  120                   120                  120
    Total Collat Loss        0.00 (0.00%)         0.00 (0.00%)          0.00 (0.00%)        0.00 (0.00%)         0.00 (0.00%)

               Prepay          At 0 CPR             At 10 CPR            At 15 CPR            At 25 CPR            At 50 CPR
           No prepays
Lockout and penalties       Include penalty      Include penalty      Include penalty      Include penalty      Include penalty

Extension, if balloon           None                 None                 None                 None                 None
                            Increase Coupon
      Pay Exten Princ

              Default           At 0 CDR             At 0 CDR             At 0 CDR             At 0 CDR             At 0 CDR
        Loss Severity              0.3                  0.3                  0.3                  0.3                  0.3
    Servicer Advances        100% of P & I        100% of P & I        100% of P & I         100% of P & I        100% of P & I
         Recovery Lag              12 mos               12 mos               12 mos               12 mos               12 mos
---------------------------------------------------------------------------------------------------------------------------------



-----------------------------------------------------------------
                             75CPR; Ext0mo       100CPR; Ext0mo
                             100% 0% rules;      100% 0% rules;
                                0CDR,30%            0CDR,30%
                             adv100% lag12;      adv100% lag12;
                                   bp                  bp
Price
-----------------------------------------------------------------
93.0833                         8.4083              8.4249
93.1458                         8.3983              8.4148
93.2083                         8.3884              8.4047
93.2708                         8.3785              8.3946
93.3333                         8.3685              8.3845
93.3958                         8.3586              8.3744
93.4583                         8.3487              8.3643
93.5208                         8.3388              8.3542
93.5833                         8.3289              8.3442
93.6458                         8.3190              8.3341
93.7083                         8.3091              8.3240
93.7708                         8.2993              8.3140
93.8333                         8.2894              8.3040
93.8958                         8.2795              8.2940
93.9583                         8.2697              8.2839
94.0208                         8.2599              8.2739
94.0833                         8.2500              8.2639

-----------------------------------------------------------------

Spread @ Center Price             286                 289
                  WAL           9.97500             9.72500
             Mod Durn            6.719               6.605
        Mod Convexity            0.566               0.545
     Principal Window       May09 to May09       Feb09 to Feb09
        Maturity #mos             120                 117
    Total Collat Loss        0.00 (0.00%)         0.00 (0.00%)

               Prepay          At 75 CPR            At 100 CPR
           No prepays
Lockout and penalties       Include penalty      Include penalty

Extension, if balloon           None                 None

      Pay Exten Princ

              Default           At 0 CDR             At 0 CDR
        Loss Severity              0.3                  0.3
    Servicer Advances         100% of P & I        100% of P & I
         Recovery Lag              12 mos               12 mos
-----------------------------------------------------------------



FUNCM99C2_1, Class IO--Price/Yield


CUSIP                                            Face                  $1,181,502,346.00       Settle at Pricing
Coupon                           0.005           Original Balance      $1,181,502,346.00       Accrual begins          5/1/99
Delay                             14             Current Balance       $1,181,502,346.00       Factor Date               N/A
Stated Maturity                   N/A            Factor                        1
Type                          SEN WAC IO


YIELD CURVE:  Spread off interpolated node
3MO=4.761, 6MO=4.761, 1YR=4.761, 2YR=5.143, 3YR=5.212, 5YR=5.35, 10YR=5.465, 30YR=5.803



---------------------------------------------------------------------------------------------------------------------------------
                             0CPR; Ext0mo         10CPR; Ext0mo         15CPR; Ext0mo        25CPR; Ext0mo       50CPR; Ext0mo
                            100% 0% rules;        100% 0% rules;        100% 0% rules;       100% 0% rules;     100% 0% rules;
                              0CDR,30%              0CDR,30%              0CDR,30%             0CDR,30%            0CDR,30%
                            adv100% lag12;       adv100% lag12;        adv100% lag12;       adv100% lag12;      adv100% lag12;
                                  bp                   bp                    bp                   bp                  bp
Price                           Yield
---------------------------------------------------------------------------------------------------------------------------------
4.784                          9.9199               10.1495               10.2360              10.3820              10.6162
4.7996                         9.8413               10.0685               10.1540              10.2985              10.5300
4.8152                         9.7631               9.9880                10.0725              10.2154              10.4443
4.8309                         9.6854               9.9078                 9.9914              10.1328              10.3590
4.8465                         9.6080               9.8281                 9.9108              10.0506              10.2742
4.8621                         9.5311               9.7488                 9.8306               9.9689              10.1899
4.8777                         9.4546               9.6700                 9.7508               9.8875              10.1060
4.8934                         9.3785               9.5915                 9.6714               9.8067              10.0226
4.909                          9.3028               9.5135                 9.5924               9.7262               9.9396
4.9246                         9.2275               9.4359                 9.5139               9.6462               9.8570
4.9402                         9.1526               9.3586                 9.4358               9.5666               9.7749
4.9559                         9.0780               9.2818                 9.3580               9.4874               9.6932
4.9715                         9.0039               9.2054                 9.2807               9.4086               9.6120
4.9871                         8.9301               9.1294                 9.2038               9.3302               9.5311
5.0027                         8.8568               9.0537                 9.1272               9.2522               9.4507
5.0184                         8.7838               8.9785                 9.0511               9.1746               9.3707
5.034                          8.7111               8.9036                 8.9754               9.0974               9.2912

---------------------------------------------------------------------------------------------------------------------------------

pread @ Center Price            385                  407                   415                    429                  450
                  WAL         9.47627              9.17540               9.07741                8.93996              8.76255
             Mod Durn          4.166                4.042                 3.995                  3.920                3.801
        Mod Convexity          0.272                0.255                 0.249                  0.240                0.227
     Principal Window       Jun99 to Feb29       Jun99 to Feb29       Jun99 to Feb29       Jun99 to Feb29       Jun99 to Nov27
        Maturity #mos           357                  357                   357                    357                  342
    Total Collat Loss        0.00 (0.00%)         0.00 (0.00%)         0.00 (0.00%)         0.00 (0.00%)         0.00 (0.00%)

               Prepay          At 0 CPR             At 10 CPR            At 15 CPR            At 25 CPR            At 50 CPR
           No prepays
Lockout and penalties       Include penalty      Include penalty      Include penalty      Include penalty      Include penalty

Extension, if balloon           None                 None                 None                 None                 None
                            Increase Coupon
      Pay Exten Princ

              Default           At 0 CDR             At 0 CDR             At 0 CDR             At 0 CDR             At 0 CDR
        Loss Severity              0.3                  0.3                  0.3                  0.3                  0.3
    Servicer Advances         100% of P & I        100% of P & I        100% of P & I          100% of P & I        100% of P & I
         Recovery Lag              12 mos               12 mos               12 mos               12 mos               12 mos
---------------------------------------------------------------------------------------------------------------------------------



-----------------------------------------------------------------
                             75CPR; Ext0mo       100CPR; Ext0mo
                             100% 0% rules;      100% 0% rules;
                                0CDR,30%            0CDR,30%
                             adv100% lag12;      adv100% lag12;
                                   bp                  bp
Price
-----------------------------------------------------------------
4.784                           10.7372             10.7314
4.7996                          10.6493             10.6406
4.8152                          10.5618             10.5504
4.8309                          10.4748             10.4607
4.8465                          10.3883             10.3715
4.8621                          10.3022             10.2827
4.8777                          10.2166             10.1945
4.8934                          10.1315             10.1067
4.909                           10.0468             10.0195
4.9246                           9.9626              9.9327
4.9402                           9.8788              9.8464
4.9559                           9.7955              9.7605
4.9715                           9.7126              9.6751
4.9871                           9.6302              9.5902
5.0027                           9.5482              9.5057
5.0184                           9.4666              9.4217
5.034                            9.3854              9.3382

-----------------------------------------------------------------

pread @ Center Price               461                 459
                  WAL            8.67211             8.47493
             Mod Durn             3.725               3.615
        Mod Convexity             0.221               0.212
     Principal Window       Jun99 to Nov23       Jun99 to Sep23
        Maturity #mos              294                 292
    Total Collat Loss        0.00 (0.00%)         0.00 (0.00%)

               Prepay          At 75 CPR            At 100 CPR
           No prepays
Lockout and penalties       Include penalty      Include penalty

Extension, if balloon           None                 None

      Pay Exten Princ

              Default           At 0 CDR             At 0 CDR
        Loss Severity              0.3                  0.3
    Servicer Advances         100% of P & I        100% of P & I
         Recovery Lag              12 mos               12 mos
-----------------------------------------------------------------




Investors should read the Underwriters' Statement which accompanies these Computational Materials.

Prospective investors are advised to carefully read, and should rely solely on, the final prospectus and prospectus supplement (the "Final Prospectus") relating to the certificates referred to herein (the "Offered Certificates") in making their investment decision. These Computational Materials have been based upon the assumptions described above, which most likely will not represent the actual experience of the Mortgage Pool in the future. No representation is made herein as to the actual rate or timing of principal payments or prepayments on any of the underlying Mortgage Loans in the Mortgage Pool or the actual performance characteristics of the Offered Certificates. Prior to making any investment decision, a prospective investor should receive and fully review the Final Prospectus.

NOTHING HEREIN SHOULD BE CONSIDERED AN OFFER TO SELL OR SOLICITATION OF AN OFFER TO BUY ANY OFFERED CERTIFICATES.

                                      Generated by Intex Trader 5/12/99 6:33 PM



                            UNDERWRITERS' STATEMENT
                            COMPUTATIONAL MATERIALS

                FIRST UNION NATIONAL BANK- CHASE MANHATTAN BANK
                          COMMERCIAL MORTGAGE TRUST-
                 COMMERCIAL MORTGAGE PASS THROUGH CERTIFICATES
                                SERIES 1999-C2

The attached tables and statistical analysis (the "Computational Materials") are privileged and confidential and are intended for use by the addressee only. These Computational Materials are furnished to you solely by First Union Capital Markets Corp. and Chase Securities Inc. (collectively, the "Underwriter") and not by the issuer of the certificates identified above (the "Offered Certificates") or any other party. The issuer of the Offered Certificates has not prepared or taken part in the preparation of these materials. None of the Underwriters, the issuer of the Offered Certificates, or any other party makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission. The information herein may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. Numerous assumptions were used in preparing the Computational Materials which may or may not be stated herein. As such, no assurance can be given as to the accuracy, appropriateness or completeness of the Computational Materials in any particular context; or as to whether the Computational Materials reflect future performance. These Computational Materials should not be construed as either a prediction or as legal, tax, financial or accounting advice.

Any yields or weighted average lives shown in the Computational Materials are based on prepayment and other assumptions and actual experience may dramatically affect such yields or weighted average lives. In addition, it is possible that prepayments on the underlying assets will occur at rates slower or faster than the rates assumed in the attached Computational Materials. Furthermore, unless otherwise provided, the Computational Materials assume no losses on the underlying assets and no interest shortfall. The specific characteristics of the Offered Certificates may differ from those shown in the Computational Materials due to difference between the actual underlying assets and the hypothetical assets used in preparing the Computational Materials. The principal amount and designation of any security described in the Computational Materials are subject to change prior to issuance.

Although a registration statement (including the prospectus) relating to the Offered Certificates has been filed with the Securities and Exchange Commission and is effective, the final prospectus supplement relating to the Offered Certificates has not been filed with the Securities and Exchange Commission. This communication shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the Offered Certificates in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state. Prospective purchasers are referred to the final prospectus and prospectus supplement relating to the Offered Certificates for definitive terms of the Offered Certificates and the collateral. Please be advised that mortgage-backed and/or asset-backed securities may not be appropriate for all investors. Potential investors must be willing to assume, among other things, market price volatility, prepayments, yield curve and interest rate risks. Investors should fully consider the risk of an investment in these Offered Certificates.

If you have received this communication in error, please notify the sending party immediately by telephone and return the original to such party by mail.

FUNCM99C2_RED2, Class IO--Price/Yield



CUSIP                              Face                $1,181,529,533.00   Settle at Pricing
Coupon                 0.005       Original Balance    $1,181,529,533.00   Accrual begins           5/1/99
Delay                    14        Current Balance     $1,181,529,533.00   Factor Date               N/A
Stated Maturity         N/A        Factor                   1
Type                 SEN WAC IO


YIELD CURVE:  Spread off interpolated node
3MO=5.079, 6MO=5.079, 1YR=5.079, 2YR=5.079,
3YR=5.123333333, 5YR=5.212, 10YR=5.32, 30YR=5.701




                         0CPR; Ext0mo    100CPR; Ext0mo    100CPR; Ext0mo   100CPR ym; Ext0mo    100CPR ym pt;
                        100% 0% rules;   100% 0% rules;    100% 0% rules;     100% 0% rules;     Ext0mo 100% 0%
                        0CDR,0% adv100%  0CDR,0% adv100%   0CDR,0% adv100%    0CDR,0% adv100%     rules; 0CDR,0%
      Price                lag0; 0bp        lag0; 0bp        lag0; 300bp         lag0; 0bp      adv100% lag0; 0bp
                              Yield

      5-12+                   9.6771          10.4709            7.2873             9.3247             9.4136
      5-13                    9.6071          10.3903            7.2174             9.2538             9.3433
      5-13+                   9.5376          10.3102            7.1479             9.1833             9.2733
      5-14                    9.4683          10.2304            7.0787             9.1131             9.2036
      5-14+                   9.3994          10.1510            7.0099             9.0432             9.1343
      5-15                    9.3308          10.0720            6.9414             8.9736             9.0653
      5-15+                   9.2625           9.9934            6.8732             8.9044             8.9966
      5-16                    9.1945           9.9152            6.8053             8.8355             8.9283
      5-16+                   9.1269           9.8374            6.7377             8.7669             8.8603
      5-17                    9.0595           9.7599            6.6704             8.6986             8.7925
      5-17+                   8.9925           9.6828            6.6035             8.6307             8.7251
      5-18                    8.9258           9.6061            6.5369             8.5630             8.6581
      5-18+                   8.8594           9.5298            6.4705             8.4957             8.5913
      5-19                    8.7933           9.4538            6.4045             8.4286             8.5248
      5-19+                   8.7275           9.3782            6.3388             8.3619             8.4587
      5-20                    8.6620           9.3029            6.2734             8.2955             8.3928
      5-20+                   8.5968           9.2280            6.2083             8.2294             8.3272

Spread @ Center Price          382              455               -155                346                356
                  WAL         9.48647          8.48529           8.48529            9.24419            9.30641
             Mod Durn          4.158            3.614             4.162              4.100              4.134
        Mod Convexity          0.269            0.211             0.270              0.259              0.266
     Principal Window     Jun99 to Feb29   Jun99 to Sep23    Jun99 to Sep23     Jun99 to Sep23     Jun99 to Feb29
        Maturity #mos           357              292               292                292                357
    Total Collat Loss       0.00 (0.00%)     0.00 (0.00%)      0.00 (0.00%)       0.00 (0.00%)       0.00 (0.00%)

               Prepay         At 0 CPR        At 100 CPR        At 100 CPR         At 100 CPR         At 100 CPR
           No prepays                                                              During any       During any pts,
                                                                                      YM               any YM
Lockout and penalties     Include penalty  Include penalty   Include penalty    Include penalty     Include penalty

Extension, if balloon           None             None              None               None               None
      Increase Coupon
      Pay Exten Princ

              Default         At 0 CDR         At 0 CDR          At 0 CDR           At 0 CDR           At 0 CDR
        Loss Severity            0                0                 0                  0%                  0%
    Servicer Advances       100% of P & I    100% of P & I     100% of P & I      100% of P & I      100% of P & I
         Recovery Lag           0 mos            0 mos             0 mos              0 mos              0 mos

  Optional Redemption       Calls ASAP (N)   Calls ASAP (N)    Calls ASAP (N)     Calls ASAP (N)     Calls ASAP (N)

           Shock (bp)              0                0               300                 0                  0




(Table continued)


                           0CPR; Ext12mo (50%)
                              100% 0% rules;
                           0CDR,0% adv100% lag0;
      Price                   bp and Loan
                                Yield

      5-12+                      10.1482
      5-13                       10.0792
      5-13+                      10.0105
      5-14                        9.9421
      5-14+                       9.8741
      5-15                        9.8064
      5-15+                       9.7390
      5-16                        9.6719
      5-16+                       9.6051
      5-17                        9.5386
      5-17+                       9.4725
      5-18                        9.4066
      5-18+                       9.3411
      5-19                        9.2759
      5-19+                       9.2109
      5-20                        9.1463
      5-20+                       9.0819

Spread @ Center Price               429
                  WAL             9.86750
             Mod Durn              4.212
        Mod Convexity              0.276
     Principal Window         Jun99 to Feb29
        Maturity #mos               357
    Total Collat Loss           0.00 (0.00%)

               Prepay             At 0 CPR
           No prepays
Lockout and penalties          Include penalty
Extension, if balloon           12 months 50%
      Increase Coupon
      Pay Exten Princ

              Default            At 0 CDR
        Loss Severity                0%
    Servicer Advances          100% of P & I
         Recovery Lag              0 mos

  Optional Redemption          Calls ASAP (N)

           Shock (bp)





Investors should read the Underwriters' Statement which accompanies these Computational Materials.

Prospective investors are advised to carefully read, and should rely solely on, the final prospectus and prospectus supplement (the "Final Prospectus") relating to the certificates referred to herein (the "Offered Certificates") in making their investment decision. These Computational Materials have been based upon the assumptions described above, which most likely will not represent the actual experience of the Mortgage Pool in the future. No representation is made herein as to the actual rate or timing of principal payments or prepayments on any of the underlying Mortgage Loans in the Mortgage Pool or the actual performance characteristics of the Offered Certificates. Prior to making any investment decision, a prospective investor should receive and fully review the Final Prospectus. NOTHING HEREIN SHOULD BE CONSIDERED AN OFFER TO SELL OR SOLICITATION OF AN OFFER TO BUY ANY OFFERED CERTIFICATES.

FUNCM99C2_RED2, Class IO--Price/Yield




CUSIP                                  Face                 $1,181,529,533.00  Settle at Pricing
Coupon                      0.005      Original Balance     $1,181,529,533.00  Accrual begins            5/1/99
Delay                         14       Current Balance      $1,181,529,533.00  Factor Date                N/A
Stated Maturity              N/A       Factor                      1
Type                      SEN WAC IO




YIELD CURVE:  Spread off interpolated node
3MO=5.079, 6MO=5.079, 1YR=5.079, 2YR=5.079,
3YR=5.123333333, 5YR=5.212, 10YR=5.32, 30YR=5.701






                             0CPR; Ext0mo                                 0CPR; Ext0mo
                                 100% 0%                                 100% 0% rules;
                            rules; 0CDR,30%     0CPR; Ext0mo 100%            2CDR,30%              0CPR; Ext0mo 100% 0%
                                adv100%         0% rules; 1CDR,30%       adv100% lag12;              rules; 3CDR,30%
          Price               lag12; 0bp        adv100% lag12; 0bp             0bp                  adv100% lag12; 0bp
                                Yield

         5-12+                   9.6771                 8.5457                 7.3883                     6.1782
         5-13                    9.6071                 8.4758                 7.3183                     6.1079
         5-13+                   9.5376                 8.4062                 7.2486                     6.0379
         5-14                    9.4683                 8.3370                 7.1793                     5.9683
         5-14+                   9.3994                 8.2680                 7.1103                     5.8990
         5-15                    9.3308                 8.1994                 7.0416                     5.8300
         5-15+                   9.2625                 8.1312                 6.9732                     5.7614
         5-16                    9.1945                 8.0632                 6.9051                     5.6930
         5-16+                   9.1269                 7.9956                 6.8374                     5.6250
         5-17                    9.0595                 7.9282                 6.7700                     5.5573
         5-17+                   8.9925                 7.8612                 6.7029                     5.4900
         5-18                    8.9258                 7.7945                 6.6361                     5.4229
         5-18+                   8.8594                 7.7281                 6.5696                     5.3562
         5-19                    8.7933                 7.6621                 6.5035                     5.2897
         5-19+                   8.7275                 7.5963                 6.4376                     5.2236
         5-20                    8.6620                 7.5308                 6.3720                     5.1578
         5-20+                   8.5968                 7.4656                 6.3068                     5.0923

  Spread @ Center Price           382                    270                     154                       34
                    WAL         9.48647                9.09821                 8.73210                    8.38665
               Mod Durn          4.158                  4.158                   4.153                     4.136
          Mod Convexity          0.269                  0.270                   0.270                     0.268
       Principal Window      Jun99 to Feb29         Jun99 to Feb29         Jun99 to Feb29             Jun99 to Feb29
          Maturity #mos           357                    357                     357                       357
      Total Collat Loss       0.00 (0.00%)       29,553,816.42 (2.50%)   56,671,098.43 (4.80%)      81,554,640.15 (6.90%)

                 Prepay         At 0 CPR               At 0 CPR               At 0 CPR                   At 0 CPR
             No prepays
  Lockout and penalties         Include            Include penalty         Include penalty           Include penalty
                                penalty

  Extension, if balloon           None                   None                   None                      None
        Increase Coupon
        Pay Exten Princ

                Default         At 0 CDR               At 1 CDR               At 2 CDR                  At 3 CDR
          Loss Severity           30%                    30%                     30%                       30%
      Servicer Advances      100% of P & I          100% of P & I           100% of P & I            100% of P & I
           Recovery Lag          12 mos                 12 mos                 12 mos                    12 mos

    Optional Redemption      Calls ASAP (N)        Calls ASAP (N)         Calls ASAP (N)             Calls ASAP (N)

             Shock (bp)            0                      0                       0                        0


(Table continued)




                                                             0CPR; Ext0mo 100%
                              0CPR; Ext0mo 100% 0%          0% rules 5CDR,30%
                                rules; 4CDR,30%               adv100% lag12;
          Price               adv100% lag12; 0bp                   0bp


         5-12+                    4.8552                           3.3440
         5-13                     4.7841                           3.2706
         5-13+                    4.7133                           3.1975
         5-14                     4.6428                           3.1248
         5-14+                    4.5727                           3.0524
         5-15                     4.5029                           2.9803
         5-15+                    4.4334                           2.9086
         5-16                     4.3642                           2.8371
         5-16+                    4.2954                           2.7660
         5-17                     4.2269                           2.6952
         5-17+                    4.1587                           2.6248
         5-18                     4.0908                           2.5546
         5-18+                    4.0233                           2.4848
         5-19                     3.9560                           2.4153
         5-19+                    3.8891                           2.3460
         5-20                     3.8224                           2.2771
         5-20+                    3.7561                           2.2085

  Spread @ Center Price             -98                             -251
                    WAL           8.06048                          7.75231
               Mod Durn            4.086                           3.955
          Mod Convexity            0.260                           0.233
       Principal Window         Jun99 to Feb29                   Jun99 to Feb29
          Maturity #mos             357                             357
      Total Collat Loss      104,389,019.93 (8.84%)       125,342,489.09 (10.61%)

                 Prepay           At 0 CPR                        At 0 CPR
             No prepays
  Lockout and penalties        Include penalty                Include penalty


  Extension, if balloon              None                          None
        Increase Coupon
        Pay Exten Princ

                Default            At 4 CDR                      At 5 CDR
          Loss Severity               30%                           30%
      Servicer Advances          100% of P & I                  100% of P & I
           Recovery Lag              12 mos                       12 mos

    Optional Redemption          Calls ASAP (N)                 Calls ASAP (N)

             Shock (bp)                0                              0




Investors should read the Underwriters' Statement which accompanies these Computational Materials.

Prospective investors are advised to carefully read, and should rely solely on, the final prospectus and prospectus supplement (the "Final Prospectus") relating to the certificates referred to herein (the "Offered Certificates") in making their investment decision. These Computational Materials have been based upon the assumptions described above, which most likely will not represent the actual experience of the Mortgage Pool in the future. No representation is made herein as to the actual rate or timing of principal payments or prepayments on any of the underlying Mortgage Loans in the Mortgage Pool or the actual performance characteristics of the Offered Certificates. Prior to making any investment decision, a prospective investor should receive and fully review the Final Prospectus. NOTHING HEREIN SHOULD BE CONSIDERED AN OFFER TO SELL OR SOLICITATION OF AN OFFER TO BUY ANY OFFERED CERTIFICATES.

FUNCM99C2_RED2, Class IO--Price/Yield



CUSIP                                    Face                    $1,181,529,533.00    Settle at Pricing
Coupon                       0.005       Original Balance        $1,181,529,533.00    Accrual begins              5/1/99
Delay                         14         Current Balance         $1,181,529,533.00    Factor Date                  N/A
Stated Maturity               N/A        Factor                          1
Type                      SEN WAC IO



YIELD CURVE:  Spread off interpolated node
3MO=5.079, 6MO=5.079, 1YR=5.079, 2YR=5.079,
3YR=5.123333333, 5YR=5.212, 10YR=5.32, 30YR=5.701



                          0CPR; Ext0mo       0CPR; Ext0mo 100% 0%       0CPR; Ext0mo 100% 0%      0CPR; Ext0mo 100%
                         100% 0% rules;        rules; 0 for 24           rules; 0 for 24          0% rules; 0 for 24
                         0CDR,30% adv100%      1CDR,30% adv100%           2CDR,30% adv100%        3CDR,30% adv100%
        Price              lag12; 0bp             lag12; 0bp                 lag12; 0bp              lag12; 0bp
                             Yield

        5-12+                 9.6771                9.0351                     8.3757                  7.7151
        5-13                  9.6071                8.9648                     8.3048                  7.6436
        5-13+                 9.5376                8.8947                     8.2342                  7.5724
        5-14                  9.4683                8.8250                     8.1640                  7.5016
        5-14+                 9.3994                8.7556                     8.0941                  7.4311
        5-15                  9.3308                8.6866                     8.0245                  7.3609
        5-15+                 9.2625                8.6179                     7.9552                  7.2911
        5-16                  9.1945                8.5495                     7.8863                  7.2216
        5-16+                 9.1269                8.4814                     7.8177                  7.1524
        5-17                  9.0595                8.4136                     7.7494                  7.0836
        5-17+                 8.9925                8.3462                     7.6814                  7.0150
        5-18                  8.9258                8.2790                     7.6138                  6.9468
        5-18+                 8.8594                8.2122                     7.5464                  6.8789
        5-19                  8.7933                8.1457                     7.4794                  6.8113
        5-19+                 8.7275                8.0795                     7.4127                  6.7441
        5-20                  8.6620                8.0136                     7.3463                  6.6771
        5-20+                 8.5968                7.9479                     7.2801                  6.6104

 Spread @ Center Price          382                   318                       252                     186
                   WAL        9.48647               9.24234                   9.00983                 8.78825
              Mod Durn         4.158                 4.131                     4.099                   4.066
         Mod Convexity         0.269                 0.266                     0.262                   0.257
      Principal Window    Jun99 to Feb29        Jun99 to Feb29             Jun99 to Feb29          Jun99 to Feb29
         Maturity #mos          357                   357                       357                     357
     Total Collat Loss     0.00 (0.00%)        23,035,031.75 (1.95%)     44,550,516.42 (3.77%)    64,652,819.92 (5.47%)

                Prepay       At 0 CPR              At 0 CPR                   At 0 CPR                At 0 CPR
            No prepays
 Lockout and penalties    Include penalty       Include penalty            Include penalty         Include penalty

 Extension, if balloon         None                  None                       None                    None
       Increase Coupon
       Pay Exten Princ

               Default       At 0 CDR          At 0 for 24 1 CDR         At 0 for 24 2 CDR        At 0 for 24 3 CDR
         Loss Severity          0.3                   0.3                       0.3                     30%
     Servicer Advances     100% of P & I         100% of P & I             100% of P & I           100% of P & I
          Recovery Lag        12 mos                12 mos                     12 mos                  12 mos

   Optional Redemption    Calls ASAP (N)        Calls ASAP (N)             Calls ASAP (N)          Calls ASAP (N)

            Shock (bp)           0                     0                         0                       0


(Table continued)



                           0CPR; Ext0mo 100%         0CPR; Ext0mo 100% 0%
                           0% rules; 0 for 24          rules; 0 for 24
                            4CDR,30% adv100%           5CDR,30% adv100%
         Price                lag12; 0bp                  lag12; 0bp

         5-12+                  7.0193                     6.2772
         5-13                   6.9470                     6.2039
         5-13+                  6.8751                     6.1310
         5-14                   6.8035                     6.0584
         5-14+                  6.7323                     5.9862
         5-15                   6.6614                     5.9143
         5-15+                  6.5908                     5.8427
         5-16                   6.5206                     5.7715
         5-16+                  6.4507                     5.7006
         5-17                   6.3811                     5.6300
         5-17+                  6.3119                     5.5598
         5-18                   6.2429                     5.4899
         5-18+                  6.1743                     5.4203
         5-19                   6.1060                     5.3510
         5-19+                  6.0380                     5.2820
         5-20                   5.9704                     5.2134
         5-20+                  5.9030                     5.1451

  Spread @ Center Price           116                        42
                    WAL         8.57692                    8.37523
               Mod Durn         4.023                      3.967
          Mod Convexity         0.252                      0.243
       Principal Window     Jun99 to Feb29              Jun99 to Feb29
          Maturity #mos          357                        357
      Total Collat Loss     83,439,431.36 (7.06%)    100,999,880.76 (8.55%)

                 Prepay        At 0 CPR                    At 0 CPR
             No prepays
  Lockout and penalties      Include penalty           Include penalty

  Extension, if balloon           None                       None
        Increase Coupon
        Pay Exten Princ

                Default     At 0 for 24 4 CDR          At 0 for 24 5 CDR
          Loss Severity          30%                         30%
      Servicer Advances       100% of P & I              100% of P & I
           Recovery Lag          12 mos                     12 mos

    Optional Redemption     Calls ASAP (N)               Calls ASAP (N)

             Shock (bp)           0                            0



Investors should read the Underwriters' Statement which accompanies these Computational Materials.

Prospective investors are advised to carefully read, and should rely solely on, the final prospectus and prospectus supplement (the "Final Prospectus") relating to the certificates referred to herein (the "Offered Certificates") in making their investment decision. These Computational Materials have been based upon the assumptions described above, which most likely will not represent the actual experience of the Mortgage Pool in the future. No representation is made herein as to the actual rate or timing of principal payments or prepayments on any of the underlying Mortgage Loans in the Mortgage Pool or the actual performance characteristics of the Offered Certificates. Prior to making any investment decision, a prospective investor should receive and fully review the Final Prospectus. NOTHING HEREIN SHOULD BE CONSIDERED AN OFFER TO SELL OR SOLICITATION OF AN OFFER TO BUY ANY OFFERED CERTIFICATES.

FUNCM99C2_RED2, Class IO--Price/Yield



CUSIP                                         Face                     $1,181,529,533.00     Settle at Pricing
Coupon                           0.005        Original Balance         $1,181,529,533.00     Accrual begins          5/1/99
Delay                             14          Current Balance          $1,181,529,533.00     Factor Date              N/A
Stated Maturity                   N/A         Factor                           1
Type                          SEN WAC IO




YIELD CURVE:  Spread off interpolated node
3MO=5.079, 6MO=5.079, 1YR=5.079, 2YR=5.079,
3YR=5.123333333, 5YR=5.212, 10YR=5.32, 30YR=5.701




                             100CPR ym; Ext0mo      100CPR ym; Ext0mo                                   100CPR ym; Ext0mo
                              100% 0% rules;         100% 0% rules;          100CPR ym; Ext0mo 100%       100% 0% rules;
                             0CDR,30% adv100%       1CDR,30% adv100%          0% rules; 2CDR,30%        3CDR,30% adv100%
          Price                 lag12; 0bp             lag12; 0bp             adv100% lag12; 0bp           lag12; 0bp
                                   Yield

          5-12+                   9.3247                 8.1952                    7.0267                   5.8140
          5-13                    9.2538                 8.1243                    6.9557                   5.7427
          5-13+                   9.1833                 8.0538                    6.8850                   5.6717
          5-14                    9.1131                 7.9836                    6.8146                   5.6010
          5-14+                   9.0432                 7.9137                    6.7446                   5.5306
          5-15                    8.9736                 7.8441                    6.6749                   5.4606
          5-15+                   8.9044                 7.7749                    6.6055                   5.3910
          5-16                    8.8355                 7.7060                    6.5365                   5.3216
          5-16+                   8.7669                 7.6374                    6.4678                   5.2526
          5-17                    8.6986                 7.5691                    6.3994                   5.1838
          5-17+                   8.6307                 7.5012                    6.3313                   5.1155
          5-18                    8.5630                 7.4335                    6.2635                   5.0474
          5-18+                   8.4957                 7.3662                    6.1960                   4.9796
          5-19                    8.4286                 7.2991                    6.1288                   4.9121
          5-19+                   8.3619                 7.2324                    6.0620                   4.8450
          5-20                    8.2955                 7.1660                    5.9954                   4.7781
          5-20+                   8.2294                 7.0999                    5.9292                   4.7116

    Spread @ Center Price           346                    234                      118                       -3
                      WAL         9.24419                8.88002                  8.53556                  8.20956
                 Mod Durn          4.100                  4.100                    4.092                    4.074
            Mod Convexity          0.259                  0.259                    0.259                    0.256
         Principal Window     Jun99 to Sep23         Jun99 to Nov23            Jun99 to Nov23           Jun99 to Nov23
            Maturity #mos           292                    294                      294                      294
        Total Collat Loss      0.00 (0.00%)        29,367,040.64 (2.49%)    56,353,165.78 (4.77%)      81,148,878.39 (6.87%)

                   Prepay       At 100 CPR             At 100 CPR                At 100 CPR               At 100 CPR
               No prepays      During any YM          During any YM            During any YM            During any YM
    Lockout and penalties     Include penalty        Include penalty          Include penalty          Include penalty

    Extension, if balloon          None                   None                      None                     None
          Increase Coupon
          Pay Exten Princ

                  Default        At 0 CDR               At 1 CDR                  At 2 CDR                 At 3 CDR
            Loss Severity           0.3                    0.3                      0.3                      30%
        Servicer Advances      100% of P & I          100% of P & I            100% of P & I            100% of P & I
             Recovery Lag         12 mos                 12 mos                    12 mos                   12 mos

      Optional Redemption     Calls ASAP (N)         Calls ASAP (N)            Calls ASAP (N)           Calls ASAP (N)

               Shock (bp)            0                      0                        0                        0


(Table continued)


                                                                 100CPR ym;
                                      100CPR ym; Ext0mo         Ext0Mo 100% 0%
                                        100% 0% rules;          rules; 5CDR,30%
                                      4CDR,30% adv100%          adv100% lag12;
         Price                           lag12; 0bp                 0bp


         5-12+                            4.5106                    3.0220
         5-13                             4.4385                    2.9479
         5-13+                            4.3667                    2.8742
         5-14                             4.2953                    2.8007
         5-14+                            4.2243                    2.7276
         5-15                             4.1535                    2.6549
         5-15+                            4.0831                    2.5824
         5-16                             4.0131                    2.5103
         5-16+                            3.9433                    2.4385
         5-17                             3.8739                    2.3671
         5-17+                            3.8047                    2.2959
         5-18                             3.7360                    2.2251
         5-18+                            3.6675                    2.1545
         5-19                             3.5993                    2.0843
         5-19+                            3.5314                    2.0144
         5-20                             3.4639                    1.9448
         5-20+                            3.3966                    1.8756

   Spread @ Center Price                   -133                      -283
                     WAL                 7.90090                    7.60850
                Mod Durn                  4.032                      3.917
           Mod Convexity                  0.250                      0.227
        Principal Window              Jun99 to Nov23            Jun99 to Nov23
           Maturity #mos                   294                        294
       Total Collat Loss           103,928,863.83(8.80%)     124,853,440.93 (10.57%)

                  Prepay                At 100 CPR                 At 100 CPR
              No prepays              During any YM              During any YM
   Lockout and penalties             Include penalty            Include penalty

   Extension, if balloon                   None                       None
         Increase Coupon
         Pay Exten Princ

                 Default                 At 4 CDR                  At 5 CDR
           Loss Severity                   30%                        30%
       Servicer Advances              100% of P & I               100% of P & I
            Recovery Lag                  12 mos                     12 mos

     Optional Redemption              Calls ASAP (N)             Calls ASAP (N)

              Shock (bp)                    0                          0




Investors should read the Underwriters' Statement which accompanies these Computational Materials.

Prospective investors are advised to carefully read, and should rely solely on, the final prospectus and prospectus supplement (the "Final Prospectus") relating to the certificates referred to herein (the "Offered Certificates") in making their investment decision. These Computational Materials have been based upon the assumptions described above, which most likely will not represent the actual experience of the Mortgage Pool in the future. No representation is made herein as to the actual rate or timing of principal payments or prepayments on any of the underlying Mortgage Loans in the Mortgage Pool or the actual performance characteristics of the Offered Certificates. Prior to making any investment decision, a prospective investor should receive and fully review the Final Prospectus. NOTHING HEREIN SHOULD BE CONSIDERED AN OFFER TO SELL OR SOLICITATION OF AN OFFER TO BUY ANY OFFERED CERTIFICATES.

FUNCM99C2_RED2, Class IO--Price/Yield



CUSIP                                                   Face                     $1,181,529,533.00     Settle at Pricing
Coupon                                0.005             Original Balance         $1,181,529,533.00     Accrual begins        5/1/99
Delay                                  14               Current Balance          $1,181,529,533.00     Factor Date            N/A
Stated Maturity                        N/A              Factor                           1
Type                               SEN WAC IO




YIELD CURVE:  Spread off interpolated node
3MO=5.079, 6MO=5.079, 1YR=5.079, 2YR=5.079,
3YR=5.123333333, 5YR=5.212, 10YR=5.32, 30YR=5.701




                                                          100CPR ym; Ext0mo      100CPR ym; Ext0mo
                             100CPR ym; Ext0mo 100%     100% 0% rules; 0 for      100% 0% rules; 0      100CPR ym; Ext0mo 100% 0%
                               0% rules; 0CDR,30%        24 1CDR,30% adv100%      for 24 2CDR,30%        rules; 0 for 24 3CDR,30%
          Price                adv100% lag12; 0bp            lag12; 0bp          adv100% lag12; 0bp         adv100% lag12; 0bp
                                      Yield

          5-12+                      9.3247                    8.6923                  8.0345                     7.3736
          5-13                       9.2538                    8.6210                  7.9626                     7.3011
          5-13+                      9.1833                    8.5500                  7.8911                     7.2290
          5-14                       9.1131                    8.4794                  7.8199                     7.1572
          5-14+                      9.0432                    8.4091                  7.7490                     7.0857
          5-15                       8.9736                    8.3391                  7.6785                     7.0146
          5-15+                      8.9044                    8.2694                  7.6083                     6.9438
          5-16                       8.8355                    8.2001                  7.5384                     6.8734
          5-16+                      8.7669                    8.1311                  7.4689                     6.8032
          5-17                       8.6986                    8.0624                  7.3996                     6.7334
          5-17+                      8.6307                    7.9940                  7.3307                     6.6639
          5-18                       8.5630                    7.9259                  7.2621                     6.5948
          5-18+                      8.4957                    7.8582                  7.1939                     6.5259
          5-19                       8.4286                    7.7907                  7.1259                     6.4574
          5-19+                      8.3619                    7.7236                  7.0582                     6.3892
          5-20                       8.2955                    7.6568                  6.9909                     6.3212
          5-20+                      8.2294                    7.5902                  6.9238                     6.2536

    Spread @ Center Price              346                       283                    217                        151
                      WAL            9.24419                   9.01972                8.80518                    8.60004
                 Mod Durn             4.100                     4.075                  4.044                      4.010
            Mod Convexity             0.259                     0.256                  0.252                      0.248
         Principal Window        Jun99 to Sep23            Jun99 to Nov23          Jun99 to Nov23             Jun99 to Nov23
            Maturity #mos              292                       294                    294                        294
        Total Collat Loss         0.00 (0.00%)           22,844,463.67 (1.93%)  44,219,474.52 (3.74%)     64,221,571.38 (5.44%)

                   Prepay          At 100 CPR                At 100 CPR              At 100 CPR                 At 100 CPR
               No prepays         During any YM             During any YM          During any YM              During any YM
    Lockout and penalties        Include penalty           Include penalty        Include penalty            Include penalty

    Extension, if balloon             None                      None                    None                       None
          Increase Coupon
          Pay Exten Princ

                  Default           At 0 CDR              At 0 for 24 1 CDR      At 0 for 24 2 CDR          At 0 for 24 3 CDR
            Loss Severity              0.3                       0.3                    0.3                        30%
        Servicer Advances         100% of P & I             100% of P & I          100% of P & I              100% of P & I
             Recovery Lag            12 mos                    12 mos                  12 mos                     12 mos

      Optional Redemption        Calls ASAP (N)            Calls ASAP (N)          Calls ASAP (N)             Calls ASAP (N)

               Shock (bp)               0                         0                      0                          0




(Table continued)



                              100CPR ym; Ext0mo 100%      100CPR ym; Ext0mo
                                0% rules; 0 for 24       100% 0% rules; 0 for
                                 4CDR,30% adv100%        24 5CDR,30% adv100%
          Price                     lag12; 0bp                lag12; 0bp


          5-12+                       6.6852                    5.9592
          5-13                        6.6120                    5.8850
          5-13+                       6.5391                    5.8112
          5-14                        6.4666                    5.7377
          5-14+                       6.3944                    5.6646
          5-15                        6.3225                    5.5918
          5-15+                       6.2510                    5.5193
          5-16                        6.1798                    5.4472
          5-16+                       6.1090                    5.3754
          5-17                        6.0384                    5.3039
          5-17+                       5.9682                    5.2328
          5-18                        5.8983                    5.1620
          5-18+                       5.8288                    5.0915
          5-19                        5.7595                    5.0214
          5-19+                       5.6906                    4.9515
          5-20                        5.6220                    4.8820
          5-20+                       5.5537                    4.8128

    Spread @ Center Price               82                        9
                      WAL             8.40376                  8.21588
                 Mod Durn              3.969                    3.918
            Mod Convexity              0.242                    0.235
         Principal Window         Jun99 to Nov23            Jun99 to Nov23
            Maturity #mos               294                      294
        Total Collat Loss      82,940,130.04 (7.02%)     100,457,999.14 (8.50%)

                   Prepay           At 100 CPR                At 100 CPR
               No prepays          During any YM            During any YM
    Lockout and penalties         Include penalty          Include penalty

    Extension, if balloon              None                      None
          Increase Coupon
          Pay Exten Princ

                  Default        At 0 for 24 4 CDR        At 0 for 24 5 CDR
            Loss Severity               30%                      30%
        Servicer Advances          100% of P & I            100% of P & I
             Recovery Lag             12 mos                    12 mos

      Optional Redemption         Calls ASAP (N)            Calls ASAP (N)

               Shock (bp)                0                        0




Investors should read the Underwriters' Statement which accompanies these Computational Materials.

Prospective investors are advised to carefully read, and should rely solely on, the final prospectus and prospectus supplement (the "Final Prospectus") relating to the certificates referred to herein (the "Offered Certificates") in making their investment decision. These Computational Materials have been based upon the assumptions described above, which most likely will not represent the actual experience of the Mortgage Pool in the future. No representation is made herein as to the actual rate or timing of principal payments or prepayments on any of the underlying Mortgage Loans in the Mortgage Pool or the actual performance characteristics of the Offered Certificates. Prior to making any investment decision, a prospective investor should receive and fully review the Final Prospectus. NOTHING HEREIN SHOULD BE CONSIDERED AN OFFER TO SELL OR SOLICITATION OF AN OFFER TO BUY ANY OFFERED CERTIFICATES.

                           UNDERWRITERS' STATEMENT
                           COMPUTATIONAL MATERIALS

               FIRST UNION NATIONAL BANK- CHASE MANHATTAN BANK
                          COMMERCIAL MORTGAGE TRUST-
                COMMERCIAL MORTGAGE PASS THROUGH CERTIFICATES
                                SERIES 1999-C2



The attached tables and statistical analysis (the "Computational Materials") are privileged and confidential and are intended for use by the addressee only. These Computational Materials are furnished to you solely by First Union Capital Markets Corp. and Chase Securities Inc. (collectively, the "Underwriter") and not by the issuer of the certificates identified above (the "Offered Certificates") or any other party. The issuer of the Offered Certificates has not prepared or taken part in the preparation of these materials. None of the Underwriters, the issuer of the Offered Certificates, or any other party makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission. The information herein may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating such information.

Numerous assumptions were used in preparing the Computational Materials which may or may not be stated herein. As such, no assurance can be given as to the accuracy, appropriateness or completeness of the Computational Materials in any particular context; or as to whether the Computational Materials reflect future performance. These Computational Materials should not be construed as either a prediction or as legal, tax, financial or accounting advice.

Any yields or weighted average lives shown in the Computational Materials are based on prepayment and other assumptions and actual experience may dramatically affect such yields or weighted average lives. In addition, it is possible that prepayments on the underlying assets will occur at rates slower or faster than the rates assumed in the attached Computational Materials. Furthermore, unless otherwise provided, the Computational Materials assume no losses on the underlying assets and no interest shortfall. The specific characteristics of the Offered Certificates may differ from those shown in the Computational Materials due to difference between the actual underlying assets and the hypothetical assets used in preparing the Computational Materials. The principal amount and designation of any security described in the Computational Materials are subject to change prior to issuance.

Although a registration statement (including the prospectus) relating to the Offered Certificates has been filed with the Securities and Exchange Commission and is effective, the final prospectus supplement relating to the Offered Certificates has not been filed with the Securities and Exchange Commission. This communication shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the Offered Certificates in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state. Prospective purchasers are referred to the final prospectus and prospectus supplement relating to the Offered Certificates for definitive terms of the Offered Certificates and the collateral.

Please be advised that mortgage-backed and/or asset-backed securities may not be appropriate for all investors. Potential investors must be willing to assume, among other things, market price volatility, prepayments, yield curve and interest rate risks. Investors should fully consider the risk of an investment in these Offered Certificates.

If you have received this communication in error, please notify the sending party immediately by telephone and return the original to such party by mail.

FUNCM99C2_RED2, Class IO--Price/Yield



CUSIP                                       Face                      $1,181,529,533.00      Settle at Pricing
Coupon                   0.005              Original Balance          $1,181,529,533.00      Accrual begins          5/1/99
Delay                      14               Current Balance           $1,181,529,533.00      Factor Date              N/A
Stated Maturity           N/A               Factor                            1
Type                   SEN WAC IO




YIELD CURVE:  Spread off interpolated node
3MO=5.079, 6MO=5.079, 1YR=5.079, 2YR=5.079,
3YR=5.123333333, 5YR=5.212, 10YR=5.32, 30YR=5.701



                                                               100CPR noP; Ext0mo
                                  0CPR noP; Ext0mo 100%          100% 0% rules;
                                    0% rules; 0CDR,0%        0CDR,0% adv100% lag0;
            Price                    adv100% lag0; bp                  bp
                                          Yield                       Yield

            5-12+                         9.6771                     6.9620
            5-13                          9.6071                     6.8930
            5-13+                         9.5376                     6.8243
            5-14                          9.4683                     6.7559
            5-14+                         9.3994                     6.6879
            5-15                          9.3308                     6.6202
            5-15+                         9.2625                     6.5528
            5-16                          9.1945                     6.4857
            5-16+                         9.1269                     6.4189
            5-17                          9.0595                     6.3524
            5-17+                         8.9925                     6.2863
            5-18                          8.9258                     6.2204
            5-18+                         8.8594                     6.1549
            5-19                          8.7933                     6.0896
            5-19+                         8.7275                     6.0246
            5-20                          8.6620                     5.9600
            5-20+                         8.5968                     5.8956

        Spread @ Center Price              382                        113
                          WAL            9.48647                    8.48529
                     Mod Durn             4.158                      4.212
                Mod Convexity             0.269                      0.275
             Principal Window         Jun99 to Feb29             Jun99 to Sep23
                Maturity #mos              357                        292
            Total Collat Loss          0.00 (0.00%)               0.00 (0.00%)

                       Prepay            At 0 CPR                  At 100 CPR
                   No prepays
        Lockout and penalties        Exclude penalty            Exclude penalty

        Extension, if balloon              None                       None
              Increase Coupon
              Pay Exten Princ

                      Default            At 0 CDR                   At 0 CDR
                Loss Severity               0%                         0%
            Servicer Advances         100% of P & I              100% of P & I
                 Recovery Lag             0 mos                      0 mos

          Optional Redemption         Calls ASAP (N)             Calls ASAP (N)

                   Shock (bp)               0




Investors should read the Underwriters' Statement which accompanies these Computational Materials.

Prospective investors are advised to carefully read, and should rely solely on, the final prospectus and prospectus supplement (the "Final Prospectus") relating to the certificates referred to herein (the "Offered Certificates") in making their investment decision. These Computational Materials have been based upon the assumptions described above, which most likely will not represent the actual experience of the Mortgage Pool in the future. No representation is made herein as to the actual rate or timing of principal payments or prepayments on any of the underlying Mortgage Loans in the Mortgage Pool or the actual performance characteristics of the Offered Certificates. Prior to making any investment decision, a prospective investor should receive and fully review the Final Prospectus. NOTHING HEREIN SHOULD BE CONSIDERED AN OFFER TO SELL OR SOLICITATION OF AN OFFER TO BUY ANY OFFERED CERTIFICATES.

                            UNDERWRITERS' STATEMENT
                            COMPUTATIONAL MATERIALS

                FIRST UNION NATIONAL BANK- CHASE MANHATTAN BANK
                          COMMERCIAL MORTGAGE TRUST-
                 COMMERCIAL MORTGAGE PASS THROUGH CERTIFICATES
                                SERIES 1999-C2

The attached tables and statistical analysis (the "Computational Materials") are privileged and confidential and are intended for use by the addressee only. These Computational Materials are furnished to you solely by First Union Capital Markets Corp. and Chase Securities Inc. (collectively, the "Underwriter") and not by the issuer of the certificates identified above (the "Offered Certificates") or any other party. The issuer of the Offered Certificates has not prepared or taken part in the preparation of these materials. None of the Underwriters, the issuer of the Offered Certificates, or any other party makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission. The information herein may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating such information.

Numerous assumptions were used in preparing the Computational Materials which may or may not be stated herein. As such, no assurance can be given as to the accuracy, appropriateness or completeness of the Computational Materials in any particular context; or as to whether the Computational Materials reflect future performance. These Computational Materials should not be construed as either a prediction or as legal, tax, financial or accounting advice.

Any yields or weighted average lives shown in the Computational Materials are based on prepayment and other assumptions and actual experience may dramatically affect such yields or weighted average lives. In addition, it is possible that prepayments on the underlying assets will occur at rates slower or faster than the rates assumed in the attached Computational Materials. Furthermore, unless otherwise provided, the Computational Materials assume no losses on the underlying assets and no interest shortfall. The specific characteristics of the Offered Certificates may differ from those shown in the Computational Materials due to difference between the actual underlying assets and the hypothetical assets used in preparing the Computational Materials. The principal amount and designation of any security described in the Computational Materials are subject to change prior to issuance.

Although a registration statement (including the prospectus) relating to the Offered Certificates has been filed with the Securities and Exchange Commission and is effective, the final prospectus supplement relating to the Offered Certificates has not been filed with the Securities and Exchange Commission. This communication shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the Offered Certificates in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state. Prospective purchasers are referred to the final prospectus and prospectus supplement relating to the Offered Certificates for definitive terms of the Offered Certificates and the collateral.

Please be advised that mortgage-backed and/or asset-backed securities may not be appropriate for all investors. Potential investors must be willing to assume, among other things, market price volatility, prepayments, yield curve and interest rate risks. Investors should fully consider the risk of an investment in these Offered Certificates.

If you have received this communication in error, please notify the sending party immediately by telephone and return the original to such party by mail.

Investors should read the Underwriters' Statement which accompanies these Computational Materials.

Prospective investors are advised to carefully read, and should rely solely on, the final prospectus and prospectus supplement (the "Final Prospectus") relating to the certificates referred to herein (the "Offered Certificates") in making their investment decision. These Computational Materials have been based upon the assumptions described above, which most likely will not represent the actual experience of the Mortgage Pool in the future. No representation is made herein as to the actual rate or timing of principal payments or prepayments on any of the underlying Mortgage Loans in the Mortgage Pool or the actual performance characteristics of the Offered Certificates. Prior to making any investment decision, a prospective investor should receive and fully review the Final Prospectus. NOTHING HEREIN SHOULD BE CONSIDERED AN OFFER TO SELL OR SOLICITATION OF AN OFFER TO BUY ANY OFFERED CERTIFICATES.


TEMP99C2--Deal P/Y


YIELD CURVE:  Spread off interpolated node
3MO=4.76, 6MO=4.76, 1YR=4.76, 2YR=5.15,
3YR=5.12133333333, 5YR=5.33, 10YR=5.46, 30YR=5.79

Prepay: At 0 CPR      No prepays:        Lockout and penalties: Include penalty
Default: At 0 CDR     Loss Severity: 0%  Servicer Advances: 100% of P & I
Recovery Lag: 0 mos   Extension, if balloon:  None
Increase Coupon:   Pay Exten Princ:
Optional Redemption:





Tranche        CUSIP    Tranche Type       Current Balance              Coupon         IO Strip             WAL     Prin Window

A1                           SEN FIX       $203,500,000.00            6.364000         1.132653         5.39490     Jun99-Jun08
A2                           SEN FIX       $673,765,492.00            6.658000         0.838653         9.58703     Jun08-Apr09
IO                        SEN WAC IO     $1,181,502,346.00            0.005000                          9.48724     Jun99-Feb29
B                            JUN FIX        $47,260,093.00            6.789000         0.707653         9.90278     Apr09-Apr09
C                            JUN FIX        $62,028,874.00            6.938000         0.558653         9.90554     Apr09-May09
D                            JUN FIX        $14,768,779.00            7.050000         0.446653         9.98611     May09-May09
E                            JUN WAC        $41,352,582.00            0.000000         0.100000         9.98611     May09-May09
F                            JUN WAC        $17,722,535.00            0.000000         0.100000        10.19153     May09-Sep09
G                            JUN FIX        $41,352,582.00            5.950000         1.546653        11.92905     Sep09-Dec11
H                            JUN FIX        $11,815,024.00            5.950000         1.546653        13.31902     Dec11-Mar13
J                            JUN FIX        $11,815,023.00            5.950000         1.546653        13.97477     Mar13-Sep13
K                            JUN FIX        $11,815,024.00            5.950000         1.546653        15.08982     Sep13-Apr15
L                            JUN FIX        $11,815,023.00            5.950000         1.546653        16.72698     Apr15-Jun16
M                            JUN FIX        $11,815,024.00            5.950000         1.546653        17.68229     Jun16-Dec17
N                            JUN FIX        $20,676,291.00            5.950000         1.546653        20.69148     Dec17-Feb29
COLLAT                    Collateral     $1,181,502,346.30            7.286668                          9.48724     Jun99-Feb29
R                            NPR NPR                 $0.00            0.000000                          0.00000     Feb29-May99






Tranche      Price $/100        Yield      Spread         Value ($)       Accrued Interest      Bench Mark

A1                                                                                              Yld Crv
A2                                                                                              Yld Crv
IO              4.863718      9.296668       385      $57,464,940.31         $561,268.71        Yld Crv
B                                                                                               Yld Crv
C                                                                                               Yld Crv
D                                                                                               Yld Crv
E                                                                                               Yld Crv
F                                                                                               Yld Crv
G                                                                                               Yld Crv
H                                                                                               Yld Crv
J                                                                                               Yld Crv
K                                                                                               Yld Crv
L                                                                                               Yld Crv
M                                                                                               Yld Crv
N                                                                                               Yld Crv
COLLAT                                                                                          Yld Crv
R                                                                                               Yld Crv



Generated by Intex Trader 5/11/99 9:03 a.m.
Information provided herein is believed by Intex to be accurate; however Intex cannot guarantee accuracy


                            UNDERWRITERS' STATEMENT
                            COMPUTATIONAL MATERIALS

                FIRST UNION NATIONAL BANK- CHASE MANHATTAN BANK
                          COMMERCIAL MORTGAGE TRUST-
                 COMMERCIAL MORTGAGE PASS THROUGH CERTIFICATES
                                SERIES 1999-C2

The attached tables and statistical analysis (the "Computational Materials") are privileged and confidential and are intended for use by the addressee only. These Computational Materials are furnished to you solely by First Union Capital Markets Corp. and Chase Securities Inc. (collectively, the "Underwriter") and not by the issuer of the certificates identified above (the "Offered Certificates") or any other party. The issuer of the Offered Certificates has not prepared or taken part in the preparation of these materials. None of the Underwriters, the issuer of the Offered Certificates, or any other party makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission. The information herein may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. Numerous assumptions were used in preparing the Computational Materials which may or may not be stated herein. As such, no assurance can be given as to the accuracy, appropriateness or completeness of the Computational Materials in any particular context; or as to whether the Computational Materials reflect future performance. These Computational Materials should not be construed as either a prediction or as legal, tax, financial or accounting advice.

Any yields or weighted average lives shown in the Computational Materials are based on prepayment and other assumptions and actual experience may dramatically affect such yields or weighted average lives. In addition, it is possible that prepayments on the underlying assets will occur at rates slower or faster than the rates assumed in the attached Computational Materials. Furthermore, unless otherwise provided, the Computational Materials assume no losses on the underlying assets and no interest shortfall. The specific characteristics of the Offered Certificates may differ from those shown in the Computational Materials due to difference between the actual underlying assets and the hypothetical assets used in preparing the Computational Materials. The principal amount and designation of any security described in the Computational Materials are subject to change prior to issuance.

Although a registration statement (including the prospectus) relating to the Offered Certificates has been filed with the Securities and Exchange Commission and is effective, the final prospectus supplement relating to the Offered Certificates has not been filed with the Securities and Exchange Commission. This communication shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the Offered Certificates in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state. Prospective purchasers are referred to the final prospectus and prospectus supplement relating to the Offered Certificates for definitive terms of the Offered Certificates and the collateral.

Please be advised that mortgage-backed and/or asset-backed securities may not be appropriate for all investors. Potential investors must be willing to assume, among other things, market price volatility, prepayments, yield curve and interest rate risks. Investors should fully consider the risk of an investment in these Offered Certificates.

If you have received this communication in error, please notify the sending party immediately by telephone and return the original to such party by mail.

FUNCM99C2_RED2, Class G--Price/Yield




CUSIP                                      Face                    $41,353,534.00      Settle at Pricing
Coupon                       5.95          Original Balance        $41,353,534.00      Accrual begins          5/1/99
Delay                         14           Current Balance         $41,353,534.00      Factor Date              N/A
Stated Maturity               N/A          Factor                         1
Type                        JUN FIX




YIELD CURVE:  Spread off interpolated node
3MO=5.079, 6MO=5.079, 1YR=5.079, 2YR=5.079,
3YR=5.123333333, 5YR=5.212, 10YR=5.32, 30YR=5.701




                               0CPR; Ext0mo
                              100% 0% rules;      0CPR; Ext12mo 50%       0CPR; Ext12mo
                                  0CDR,0%         0% rules; 0CDR,0%      100% 0% rules;       0CPR; Ext0mo 100%
                               adv100% lag0;      adv100% lag0; bp       0CDR,0% adv100%      0% rules; 1CDR,30%
          Price                     bp                and Loan          lag0; bp and Loan     adv100% lag12; bp
                                   Yield                Yield                 Yield                 Yield

          73-02                   9.9490               9.8811                9.8237                 9.7515
          73-04                   9.9377               9.8700                9.8127                 9.7407
          73-06                   9.9264               9.8588                9.8017                 9.7300
          73-08                   9.9150               9.8477                9.7907                 9.7192
          73-10                   9.9038               9.8366                9.7798                 9.7084
          73-12                   9.8925               9.8255                9.7688                 9.6977
          73-14                   9.8812               9.8144                9.7579                 9.6869
          73-16                   9.8699               9.8033                9.7470                 9.6762
          73-18                   9.8587               9.7923                9.7361                 9.6655
          73-20                   9.8475               9.7812                9.7252                 9.6548
          73-22                   9.8362               9.7702                9.7143                 9.6441
          73-24                   9.8250               9.7592                9.7034                 9.6334
          73-26                   9.8138               9.7481                9.6925                 9.6228
          73-28                   9.8026               9.7371                9.6817                 9.6121
          73-30                   9.7915               9.7262                9.6709                 9.6015
          74-00                   9.7803               9.7152                9.6600                 9.5909
          74-02                   9.7692               9.7042                9.6492                 9.5803

     Spread @ Center Price          450                  443                   437                   429
                       WAL       11.92849             12.25549              12.55420               12.92788
                  Mod Durn         7.526                7.652                 7.760                 7.903
             Mod Convexity         0.739                0.768                 0.795                 0.829
          Principal Window    Sep09 to Dec11       May10 to Sep12        Sep10 to Sep12         Sep11 to Aug13
             Maturity #mos          151                  160                   160                   171
         Total Collat Loss     0.00 (0.00%)         0.00 (0.00%)          0.00 (0.00%)       29,553,816.42 (2.50%)

                    Prepay       At 0 CPR             At 0 CPR              At 0 CPR               At 0 CPR
                No prepays
     Lockout and penalties    Include penalty      Include penalty       Include penalty       Include penalty

     Extension, if balloon         None             12 month 50%            12 month                 None
           Increase Coupon
           Pay Exten Princ

                   Default       At 0 CDR             At 0 CDR              At 0 CDR               At 1 CDR
             Loss Severity          0%                   0%                    0%                    30%
         Servicer Advances     100% of P & I        100% of P & I         100% of P & I         100% of P & I
              Recovery Lag         0 mos                0 mos                 0 mos                 12 mos

       Optional Redemption    Calls ASAP (N)       Calls ASAP (N)        Calls ASAP (N)         Calls ASAP (N)




(Table continued)




                                   0CPR; Ext0mo 100%      0CPR; Ext0mo 100% 0%      0CPR; Ext0mo 100% 0%
                                   0% rules; 2CDR,30%        rules; 3CDR,30%          rules; 4CDR,30%
          Price                    adv100% lag12; bp        adv100% lag12; bp        adv100% lag12; bp


          73-02                          9.5019                  9.0309                    4.8506
          73-04                          9.4918                  9.0216                    4.8412
          73-06                          9.4817                  9.0123                    4.8319
          73-08                          9.4716                  9.0030                    4.8225
          73-10                          9.4615                  8.9937                    4.8132
          73-12                          9.4514                  8.9844                    4.8039
          73-14                          9.4413                  8.9752                    4.7946
          73-16                          9.4313                  8.9659                    4.7853
          73-18                          9.4212                  8.9567                    4.7760
          73-20                          9.4112                  8.9474                    4.7667
          73-22                          9.4012                  8.9382                    4.7575
          73-24                          9.3911                  8.9290                    4.7482
          73-26                          9.3811                  8.9198                    4.7390
          73-28                          9.3712                  8.9107                    4.7298
          73-30                          9.3612                  8.9015                    4.7206
          74-00                          9.3512                  8.8923                    4.7114
          74-02                          9.3413                  8.8832                    4.7022

     Spread @ Center Price                401                      350                      -61
                       WAL              14.54936                17.41131                  13.56268
                  Mod Durn               8.426                    9.164                    9.118
             Mod Convexity               0.973                    1.212                    1.285
          Principal Window           Sep11 to Jun16          May13 to Feb29            Jun16 to Feb29
             Maturity #mos                205                      357                      357
         Total Collat Loss       56,671,098.43 (4.80%)    81,554,640.15 (6.90%)    104,389,019.93 (8.84%)

                    Prepay              At 0 CPR                At 0 CPR                  At 0 CPR
                No prepays
     Lockout and penalties          Include penalty          Include penalty          Include penalty

     Extension, if balloon                None                    None                      None
           Increase Coupon
           Pay Exten Princ

                   Default              At 2 CDR                At 3 CDR                  At 4 CDR
             Loss Severity                30%                      30%                      30%
         Servicer Advances           100% of P & I            100% of P & I            100% of P & I
              Recovery Lag               12 mos                  12 mos                    12 mos

       Optional Redemption           Calls ASAP (N)          Calls ASAP (N)            Calls ASAP (N)




Investors should read the Underwriters' Statement which accompanies these Computational Materials.

Prospective investors are advised to carefully read, and should rely solely on, the final prospectus and prospectus supplement (the "Final Prospectus") relating to the certificates referred to herein (the "Offered Certificates") in making their investment decision. These Computational Materials have been based upon the assumptions described above, which most likely will not represent the actual experience of the Mortgage Pool in the future. No representation is made herein as to the actual rate or timing of principal payments or prepayments on any of the underlying Mortgage Loans in the Mortgage Pool or the actual performance characteristics of the Offered Certificates. Prior to making any investment decision, a prospective investor should receive and fully review the Final Prospectus. NOTHING HEREIN SHOULD BE CONSIDERED AN OFFER TO SELL OR SOLICITATION OF AN OFFER TO BUY ANY OFFERED CERTIFICATES.